Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

COLLABORATION AND LICENSE AGREEMENT (Relaxin)

This Collaboration and License Agreement (the “Agreement”) is made and entered into effective as of September 21, 2011 (the “Effective Date”) by and between Ambrx, Inc., a Delaware corporation having its principal place of business at 10975 North Torrey Pines Road, La Jolla, CA 92037 (“Ambrx”) and Bristol-Myers Squibb Company, a Delaware corporation headquartered at 345 Park Avenue, New York, New York 10154 (“BMS”). Ambrx and BMS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

BMS is a biopharmaceutical company engaged in the research, development, manufacture and commercialization of human therapeutic products.

Ambrx is a biopharmaceutical company that has technology and expertise relating to the discovery and development of certain therapeutic proteins using its proprietary ReCODE technology.

BMS and Ambrx desire to enter into a collaboration and license for the continued development and, if successful, regulatory approval for and commercialization of Product in the Field in accordance with the terms and conditions set forth herein below.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows.

1. DEFINITIONS

As used in this Agreement, the terms with initial letters capitalized, whether used in the singular or plural form, shall have the meanings set forth in this Article 1 or, if not listed below, the meaning designated in places throughout this Agreement.

1.1 “Adverse Event” means any untoward medical occurrence in a patient or human clinical investigation subject administered any Compound or Product, including occurrences which do not necessarily have a causal relationship with any Compound or Product.

1.2 “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.3 “Alliance Manager” has the meaning set forth in Section 2.3.

1.4 “Ambrx Claims” has the meaning set forth in Section 15.2.

1.5 “Ambrx Damages” has the meaning set forth in Section 15.2.

1.6 “Ambrx Indemnitees” has the meaning set forth in Section 15.2.

1.7 “Ambrx Know-How” means all Information Controlled as of the Effective Date or thereafter during the Term by Ambrx and/or its Affiliate(s) and that is necessary or reasonably useful for the discovery, Development, manufacture, use and/or Commercialization of Compounds and/or Products in the Field and that is Confidential Information at the time of its use. Ambrx Know-How includes all chemical, structural, manufacturing process, biological, pharmacological, toxicological, clinical, assay and other methods of screening, structure activity relationship information or other information that relates to Compounds or Products (including its composition, formulation, or method of use, manufacture, preparation or administration). Ambrx Know-How shall exclude rights under any Ambrx Patents and Ambrx’s interest in any Joint Patents. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to a Change of Control Transaction involving Ambrx (or any of its Affiliates) and such Third Party.

1.8 “Ambrx Manufacturing Technology” means all Ambrx Know-How and Ambrx Materials (including stability samples, master cell banks, production strains, research cell banks and host strains) that are necessary or reasonably useful for BMS (or its Third Party manufacturer) to manufacture the Compounds and/or Products, including (to the extent applicable and in the possession and Control of Ambrx and/or its Affiliate(s)) information with respect to the production, manufacture, processing, filling, finishing, packaging, inspection, receiving, holding and shipping of Compounds and/or Products, or any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, including process and cost optimization, process qualification and validation, commercial manufacture, stability, in-process and release testing, quality assurance and quality control).

1.9 “Ambrx Materials” means all tangible materials in the possession and Control of Ambrx and/or its Affiliate(s) as of the Effective Date or thereafter during the Term that (a) are necessary or reasonably useful for the evaluation, Development, manufacture and/or Commercialization of Compounds and/or Products in the Field or (b) otherwise embody Ambrx Know-How. Ambrx Materials shall include cell lines (including research strains and production strains for the expression of Compounds, and corresponding host or control strains, and cell banks thereof), DNA constructs and other materials necessary for the expression of Compounds, and tangible materials for use in assays necessary or reasonably useful for the characterization of Compounds. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to a Change of Control Transaction involving Ambrx (or any of its Affiliates) and such Third Party.

1.10 “Ambrx Patents” means all Patents that are Controlled as of the Effective Date or thereafter during the Term by Ambrx and/or its Affiliate(s) and that Cover any Compound and/or Product (including in each case its composition, formulation, combination, product by process, or method of use, manufacture, preparation or administration) or that would be necessary or useful for the discovery, Development, manufacture, use and/or Commercialization of Compounds and/or Products in the Field. Ambrx Patents shall include Ambrx’s interest in Joint Patents. For clarity, the use of “Affiliate” in this definition shall exclude any Third Party that becomes an Affiliate due to a Change of Control Transaction involving Ambrx (or any of its Affiliates) and such Third Party. As of the Effective Date, the Ambrx Patents include the Core Patents (listed in Exhibit B), the Scripps Patents (listed in Exhibit C) and the Product Specific Patents (listed in Exhibit D).

1.11 “Ambrx ReCODE Technology” means the Ambrx proprietary technology for the site-specific incorporation of non-naturally occurring amino acids into proteins, and the derivatization thereof, which is Covered by certain Valid Claims within the Scripps Patents and Ambrx Patents.

1.12 “Ambrx Technology” means the Ambrx Patents, Ambrx Know-How and Ambrx Materials.

1.13 “API” means the active pharmaceutical ingredient Compound, manufactured in accordance with cGMP.

1.14 “Applicable Law” means any applicable federal, state, local or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Authority.

1.15 “Arbitrable Matter” means any dispute concerning the validity, interpretation or construction of, compliance with, or breach of (other than a breach of Sections 12.1, 12.2, 15.1, 15.2 and 15.3), this Agreement, including any dispute with respect to whether either Party is entitled to terminate this Agreement, in whole or as to any country. For clarity, Arbitrable Matters do not include Litigable Matters.

1.16 “Bankrupt Party” has the meaning set forth in Section 17.3(a).

1.17 “Base Royalty Rate” has the meaning set forth in Section 8.3(b).

1.18 “Biosimilar Product” means, with respect to a particular Product in a country, a pharmaceutical product that (a) contains an analytically comparable or identical active ingredient(s) as such Product, (b) is approved for use in such country pursuant to a regulatory approval process governing approval of generic, interchangeable or biosimilar biologics based on the then-applicable standards for regulatory approval in such country, whether or not such regulatory approval was based in whole or in part upon clinical data generated by the Parties pursuant to this Agreement or was obtained using some other type of abbreviated or expedited approval process and (c) is sold in the same country as such Product by any Third Party that is not a Sublicensee of BMS or its Affiliates and did not purchase such product in a chain of distribution that included any of BMS or any of its Affiliates or its Sublicensees.

1.19 “BLA” means a Biologics License Application, for which Regulatory Approval by the FDA is required to market a Product in the U.S.

1.20 “BLA Approval” shall be achieved upon receiving Regulatory Approval of a BLA by the FDA for the applicable Product in the U.S.

1.21 “BLA Filing” means the acceptance by the FDA of the filing of a BLA for the applicable Product in the U.S.

1.22 “BMS Claims” has the meaning set forth in Section 15.1.

1.23 “BMS Damages” has the meaning set forth in Section 15.1.

1.24 “BMS Indemnitees” has the meaning set forth in Section 15.1.

1.25 “BMS Patent” means any Patent that claims a Sole Invention owned by BMS.

1.26 “Budget” has the meaning set forth in Section 3.4.

1.27 “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are required by Applicable Law to remain closed.

1.28 “Calendar Year” means the one (1) year period beginning on January 1 and ending on

December 31.

1.29 “Change of Control Transaction” means, with respect to a Party:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “Specified Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of such Party (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of such Party entitled to vote generally in the election of directors of such Party (the “Outstanding Voting Securities”); provided, however, that for the purposes of this sub-Section (a), the following acquisitions of securities of such Party shall not constitute a Change of Control Transaction of such Party: (x) any acquisition by such Party, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by such Party or any corporation controlled by such Party or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (b) of this definition;

(b) the consummation of any acquisition, merger or consolidation involving any Third Party (a “Business Combination Transaction”), unless immediately following such Business Combination Transaction, (i) the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination Transaction beneficially own, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination Transaction (including a corporation which as a result of such transaction owns the then-outstanding securities of such Party or all or substantially all of such Party’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be and (ii) fifty percent (50%) or more of the members of the board of directors of the corporation resulting from such Business Combination Transaction were members of the Board of Directors of such Party at the time of the execution of the initial agreement, or of the action of the Board of Directors of such Party, providing for such Business Combination Transaction; or

(c) a Party or any of its Affiliates sells or transfers to any Specified Person(s) (other than the other Party or its Affiliates) in one or more related transactions properties or assets representing all or substantially all of such Party’s business or assets at the time of such sale or transfer.

1.30 “Claim” has the meaning set forth in Section 15.3.

1.31 “Clinical Trial” means any human clinical trial of a Product.

1.32 “CMC” means chemistry, manufacturing and controls with respect to Compounds and/or Products, including the chemistry, manufacturing and controls section of Regulatory Materials for the Product.

1.33 “Combination Product” means a product that includes at least one additional active ingredient (whether coformulated or copackaged) which is not a Compound. Pharmaceutical dosage form vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 CFR 210.3(b)(7).

1.34 “Commercialize” or “Commercialization” means the marketing, promotion, sale (and offer for sale or contract to sell), distribution, importation or other commercial exploitation (including pricing and reimbursement activities) for a Product in the Territory. Commercialization shall include commercial activities conducted in preparation for Product launch.

1.35 “Commercialization Wind-Down Period” has the meaning set forth in Section 13.7(b).

1.36 “Compound” means any human Relaxin molecule having one or more non-naturally occurring amino acid(s) incorporated using the Ambrx ReCODE Technology, including any conjugate thereof, including any polyethylene glycol polymer (PEG) conjugate.

1.37 “Confidential Information” means, with respect to a Party, and subject to Section 12.1, all non-public Information of such Party that is disclosed to the other Party under this Agreement, which may include specifications, know-how, trade secrets, technical information, models, business information, inventions, discoveries, methods, procedures, formulae, protocols, techniques, data, and unpublished patent applications, whether disclosed in oral, written, graphic, or electronic form. All Information disclosed by a Party pursuant to the Prior CDA shall be deemed to be the Confidential Information of such Party pursuant to this Agreement (with the mutual understanding and agreement that any use or disclosure thereof that is authorized under Article 12 shall not be restricted by, or be deemed a violation of, such Prior CDA).

1.38 “Control” means, with respect to any material, Information, or intellectual property right, that a Party (a) owns such material, Information, or intellectual property right, or (b) has a license or right to use to such material, Information, or intellectual property right, in each case (a) or (b) with the ability to grant to the other Party access, a right to use, or a license, or a sublicense (as applicable) to such material, Information, or intellectual property right on the terms and conditions set forth herein, without violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, right to use or (sub)license.

1.39 “Core Patent” means any Patent owned by Ambrx (or any Ambrx Affiliate) as of the Effective Date or thereafter during the Term and that Covers the composition, formulation, method of use and/or method of manufacture of any Compound and/or Product, other than the Product Specific Patents. As of the Effective Date, the Core Patents include the Ambrx Patents listed in Exhibit B.

1.40 “Cover”, “Covered” or “Covering” means, with respect to Product (and/or Compound) and a Patent, that, in absence of a (sub)license under, or ownership of, such Patent, the making, using, offering for sale, selling or importing of such Product (and/or Compound) would infringe such Patent as issued or following its issuance.

1.41 “Develop” or “Development” means all activities that relate to (a) obtaining, maintaining or expanding Regulatory Approval of a Product and to supporting appropriate usage for such Product, for one or more indications in the Field. This includes: (i) preclinical/nonclinical research and testing, toxicology, and Clinical Trials; and (ii) preparation, submission, review, and development of data or information and Regulatory Materials for the purpose of submission to a governmental authority to obtain, maintain and/or expand Regulatory Approval of a Product (including contacts with Regulatory Authorities), and outside counsel regulatory legal services related thereto; provided, however, that Development shall exclude Commercialization and manufacturing activities (including manufacturing activities related to Development). For clarity, Development shall include Phase 4 Clinical Trials that are required or requested in writing by a Regulatory Authority as a condition of, or in connection with, obtaining or maintaining Regulatory Approval (whether the trial is commenced prior to or after receipt of such Regulatory Approval).

1.42 “Development Plan” has the meaning set forth in Section 3.13.

1.43 “Diligent Efforts” means, with respect to BMS’ obligations under this Agreement to Develop or Commercialize a Product, the carrying out of such obligations or tasks with a level of effort and resources consistent with the commercially reasonable practices devoted by BMS for the research, development, manufacture or commercialization of a pharmaceutical product owned by it (or to which it has exclusive rights) at a similar stage of development or commercialization and of similar market potential, profit potential and strategic value, based on conditions then prevailing. Such efforts may take into account, without limitation, issues of safety and efficacy, regulatory authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, pricing/reimbursement for the product in a country relative to other markets, the likely timing of the product’s entry into the market, the patent and other proprietary position, the likelihood of regulatory approval and other relevant scientific, technical and commercial factors. “Diligent Efforts” means, with respect to Ambrx’s obligations under this Agreement, the carrying out of such obligations or tasks with a level of effort and resources consistent with the commercially reasonable practices normally devoted by a biotechnology company, subject to and in accordance with the terms and conditions of this Agreement.

1.44 “Disclosing Party” has the meaning set forth in Section 12.1.

1.45 “DMF” means a drug master file and all equivalents, and related proprietary dossiers, in any country or jurisdiction in the Territory (including any active substance master file in the EMA) for API submitted or to be submitted by a Party to Regulatory Authorities.

1.46 “Dollar” or “$” means the lawful currency of the United States.

1.47 “Effective Date” means the date specified in the initial paragraph of this Agreement.

1.48 “EMA” means the European Medicines Agency and any successor agency thereto.

1.49 “Europe” means the countries comprising the European Union as it may be constituted from time to time, together with those additional countries comprising the European Economic Area (as of the Effective Date, Iceland, Liechtenstein and Norway) as it may be constituted from time to time and Switzerland.

1.50 “EU” or “European Union” means the European Union, as its membership may be constituted from time to time, and any successor thereto, and which, as of the Effective Date, consists of Austria, Belgium, Bulgaria, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom, and that certain portion of Cyprus included in such organization.

1.51 “Executive Officer” means, in the case of BMS, any senior executive who reports directly to the Chief Executive Officer of BMS or his or her designee, and in the case of Ambrx, Ambrx’s Chief Executive Officer or a member of its Board of Directors.

1.52 “Existing License Agreements” means the agreements set forth on Exhibit A.

1.53 “Existing Supply” has the meaning set forth in Section 6.5.

1.54 “Existing Third Party Licensor” means a Third Party that is a party to an Existing License Agreement.

1.55 “Expert” means a mutually acceptable, disinterested, conflict-of-interest-free individual not affiliated with either Party or its Affiliates who, with respect to a dispute concerning a financial, commercial, scientific or regulatory matter possesses appropriate expertise to resolve such dispute. The Expert (or any of the Expert’s former employers) shall not be or have been at any time an Affiliate, employee, consultant (during the previous five (5) years), officer or director of either Party or any of its Affiliates.

1.56 “Ex-US Product Specific Patents” means those Product Specific Patents that are not Joint Patents and that are issued or pending in any country or region other than the U.S.

1.57 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.58 “FD&C Act” or “Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.59 “Field” means all human uses, including the treatment, prevention and/or control of any disease, disorder or condition in humans.

1.60 “First Commercial Sale” means, with respect to a Product and country, the first sale to a Third Party of such Product in such country after Regulatory Approval has been obtained in such country.

1.61 “FTE” means the equivalent of the work of one appropriately qualified individual working on a full-time basis in performing work in support of the Research Program for a twelve (12) month period (consisting of at least a total of one thousand six hundred eighty (1,680) hours per year of dedicated effort). No additional payment shall be made with respect to any person who works more than 1680 hours per year, and any person who devotes less than 1680 hours per year shall be treated as an FTE on a pro-rata basis, based upon the actual number of hours worked by such person on the Research Program, divided by 1680. FTE efforts shall not include the work of general corporate or administrative personnel.

1.62 “FTE Rate” means the yearly rate at which BMS will fund Ambrx FTEs during the Research Term, which rate is specified in Section 3.4(b).

1.63 “GAAP” means generally accepted accounting principles of the U.S. consistently applied.

1.64 “cGMP” or “GMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, MHLW regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

1.65 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court, tribunal or other entity).

1.66 “ICH” means International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.67 “IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the applicable Regulatory Authority in any other regulatory jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.68 “Indemnified Party” has the meaning set forth in Section 15.3.

1.69 “Indemnifying Party” has the meaning set forth in Section 15.3.

1.70 “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports, expertise, stability, technology, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures.

1.71 “Infringement” has the meaning set forth in Section 9.6(a).

1.72 “Infringement Action” has the meaning set forth in Section 9.6(b).

1.73 “Insolvency Event” has the meaning set forth in Section 13.5.

1.74 “JNDA” means a new drug application filed with the MHLW required for marketing approval for the applicable Product in Japan.

1.75 “JNDA Approval” shall be achieved upon receiving Regulatory Approval of a JNDA by the MHLW and, where applicable, receipt of pricing and reimbursement approvals, for the applicable Product in Japan.

1.76 “JNDA Filing” means the acceptance by the MHLW of the filing of a JNDA for the applicable Product in Japan.

1.77 “Joint Invention” has the meaning set forth in Section 9.1.

1.78 “Joint Patent” means a Patent that claims a Joint Invention.

1.79 “Joint Research Committee” or “JRC” means the committee formed by the Parties as described in Section 2.1(a).

1.80 “Liens” means any lien, pledge, encumbrance, mortgage, security interest, purchase option, call or similar right, conditional and installment sale agreements, charges or claims of any kind (excluding any license rights granted as of the Effective Date under the Existing License Agreements).

1.81 “Litigable Matter” means any dispute between the Parties concerning the validity, scope, enforceability, inventorship, or ownership of intellectual property rights, or any breach or alleged breach by a Party of any of Sections 12.1, 12.2, 15.1, 15.2 and 15.3 by a Party.

1.82 “MAA” or “Marketing Authorization Application” means an application for Regulatory Approval for a Product in a country or region of the Territory.

1.83 “MAA Approval” shall be achieved upon receiving Regulatory Approval of an MAA and, where applicable, receipt of pricing and reimbursement approvals, for the applicable Product in a Major European Country.

1.84 “MAA Filing” means validation by the EMA of the filing of a Marketing Authorization Application for the applicable Product under the centralized European procedure, as demonstrated by the start of the procedure under the timetable adopted by the Committee for Medicinal Products for Human Use (CHMP). If the centralized EMA filing procedure is not used, MAA Filing will be achieved upon the first filing of an MAA for the applicable Product in any Major European Countries.

1.85 “Major European Countries” means France, Germany, Italy, Spain and the United Kingdom.

1.86 “Major Market” means the United States, the Major European Countries and Japan.

1.87 “Managed Care Organizations” or “MCOs” means pharmacies, managed health care organizations, group purchasing organizations, large employers, long-term care organizations, formularies, insurers, government agencies and programs (e.g., Medicare and the VHA and other federal, state and local agencies), or similar organizations.

1.88 “Manufacturing Costs” means costs for manufacturing a Compound or Product provided by one Party to the other Party which is (a) manufactured and supplied by a Third Party or (b) manufactured directly by the supplying Party or its Affiliate; in each case to the extent such costs are reasonably allocable to the Compound or Product supplied, and calculated in accordance with the supplying Party’s internal accounting policies and principles, so long as such Party’s calculations are in accordance with GAAP.

For costs under clause (a) above, Manufacturing Costs means: (i) the amount paid by a Party or its Affiliates to such a Third Party in connection with the manufacture and supply of such Compound or Product (including expenses related to storage, QA and QC (including testing), shipping, handling, insurance, customs duties or excise taxes), plus (ii) a Party’s FTE costs (measured at the applicable FTE Rate) and other direct out-of-pocket costs recorded as an expense in accordance with its customary accounting practices (so long as the same are consistent with GAAP) in connection with such manufacture and supply, including supply chain management, payments owed to Third Parties on account of Third Party intellectual property licensed to a Party that is used in the course of such manufacture and supply, management of agreements with Third Party manufacturers for such Compound or Product and expenses related to storage, QA and QC (including testing), shipping, handling, insurance, customs duties or excise taxes.

For costs under clause (b) above, Manufacturing Costs means the standard cost of goods sold. For purposes of this definition, “standard costs of goods sold” include materials (such as active ingredients, intermediates, semi-finished materials, excipients, primary and secondary packaging), and conversion costs (such as direct labor, equipment costs and quality testing), and an allocation of general site and manufacturing support costs (including an appropriate allocation of utilities, maintenance, engineering, safety, human resources, finance, plant management and other similar activities and including capital improvements in the form of depreciation, other equipment costs (where such costs are expensed by a Party in accordance with its customary practices)), customs duties or excise taxes, and sales taxes incurred on purchased Product; provided, however, that no allocation shall be made for unused plant capacity. All components of Manufacturing Costs shall be allocated on a basis consistent with its customary cost accounting practices applied by the Party to the other products it produces.

1.89 “Manufacturing Technology Documentation” has the meaning set forth in Section 6.2.

1.90 “MHLW” means the Japanese Ministry of Health, Labour and Welfare, and any successor agency thereto.

1.91 “Net Sales” means the gross amount invoiced in arms-length transactions by a Related Party(ies) from or on account of the sale of Products to a non-Related Party (net of any inventory management fees or similar fees based on or reasonably allocable to the sale of Products), less the sum of the following:

(a) credits or allowances, if any are actually allowed, on account of price adjustments, recalls, claims, damaged goods, rejections or returns of items previously sold (including Product returned in connection with recalls or withdrawals) and amounts written off by reason of uncollectible debt;

(b) import taxes, export taxes, excise taxes (including annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48)), sales taxes, value-added taxes, consumption taxes, duties or other taxes levied on, absorbed determined and/or imposed with respect to such sales (excluding income or net profit taxes or franchise taxes of any kind), to the extent not reimbursed by a non-Related Party;

(c) insurance, customs charges, freight, shipping and other transportation costs incurred in shipping Product to such non-Related Parties, to the extent not reimbursed by a non-Related Party;

(d) discounts (including trade, quantity and cash discounts) actually allowed, cash and non-cash coupons, retroactive price reductions, and charge-back payments and rebates granted to any non-Related Party (including to governmental entities or agencies, purchasers, reimbursers, customers, distributors, wholesalers, and group purchasing and MCOs (and other similar entities and institutions));

(e) rebates (or their equivalent), administrative fees, chargebacks and retroactive price adjustments and any other similar allowances granted to non-Related Parties (including to Governmental Authorities, purchasers, reimbursers, customers, distributors, wholesalers, and MCOs (and other similar entities and institutions)) which effectively reduce the selling price or gross sales of the Product;

(f) [***]; and

(g) [***].

No deduction shall be made for any item of cost incurred by any Related Party in Developing or Commercializing Products except as permitted pursuant to clauses (a) to (f) of the foregoing sentence; provided that, Products transferred to non-Related Parties in connection with clinical and non-clinical research and trials, Product samples, compassionate sales or use, or an indigent program or similar bona fide arrangements in which a Related Party agrees to forego a normal profit margin for good faith business reasons shall give rise to Net Sales only to the extent that any Related Party invoices or receives amounts therefor.

Product shall be considered “sold” when invoiced. Such amounts shall be determined from the books and records of the Related Party.

It is understood that any accruals for individual items reflected in Net Sales are periodically (at least Quarterly) trued up and adjusted by each Related Party consistent with its customary practices and in accordance with GAAP.

Sale or transfer of Products between any of the Related Parties shall not result in any Net Sales, with Net Sales to be based only on any subsequent sales or dispositions to a non-Related Party. To the extent that any Related Party receives consideration other than or in addition to cash upon the sale or disposition of a Product to a non-Related Party, Net Sales shall include the fair market value of such additional consideration for such sale or disposition of Products. For clarity, (i) Net Sales shall not include amounts or other consideration received by a Related Party from a non-Related Party in consideration of the grant of a

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(sub)license or co-promotion or distribution right to such non-Related Party, (ii) sales to a Third Party distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a non-Related Party and not to a Sublicensee; and (iii) Net Sales by a Related Party to a non-Related Party consignee are not recognized as Net Sales by such Related Party until the non-Related Party consignee sells the Product.

Net Sales of any Combination Product for the purpose of calculating milestones or royalties due under this Agreement shall be determined on a country-by-country basis for a given accounting period as follows: first, the Related Party(ies) shall determine the actual Net Sales of such Combination Product (using the above provisions), and then: such Net Sales amount for the Combination Product shall be multiplied by the fraction A/(A+B), where A is the net selling price in such country of a Product containing only the applicable Compound, if sold separately for the same dosage as contained in the Combination Product, and B is the net selling price in such country of any other active ingredients in the combination if sold separately for the same dosage as contained in the Combination Product. All net selling prices of the elements of such end-user product or service shall be calculated as the average net selling price of the said elements during the applicable accounting period for which the Net Sales are being calculated. In the event that, in any country, no separate sale of either such above-designated Product (containing only the applicable Compound and no other active ingredients) or any one or more of the active ingredients included in such Product are made during the accounting period in which the sale was made or if net selling price for an active ingredient cannot be determined for an accounting period, Net Sales allocable to the Product in each such country shall be determined by mutual agreement reached in good faith by the Parties prior to the end of the accounting period in question based on an equitable method of determining same that takes into account, on a country-by-country basis, all relevant factors (including variations in potency, the relative contribution of each active ingredient in the combination, and relative value to the end user of each active ingredient.

1.92 “Patent” means (a) all patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications in (a) and (b), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including adjustments, revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications in (a), (b) and (c), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patents of addition to any of such foregoing patent applications and patents.

1.93 “Patent Challenge” has the meaning set forth in Section 9.9.

1.94 “Patent Contact” has the meaning set forth in Section 9.11.

1.95 “Patent Prosecution Costs” means the direct out-of-pocket costs (including the reasonable fees and expenses incurred to outside counsel and other Third Parties, including filing, prosecution and maintenance fees incurred to Governmental Authorities) recorded as an expense by a Party or any of its Affiliates (in accordance with GAAP and its customary accounting practices) after the Effective Date and during the Term and pursuant to this Agreement, in connection with the preparation, filing, prosecution, maintenance and extension of Patents, including costs of Patent interference, appeal, opposition, reissue, reexamination, revocation, petitions or other administrative proceedings with respect to Patents and filing and registration fees.

1.96 “Person” means any individual, firm, corporation, partnership, limited liability company,

trust, business trust, joint venture company, governmental authority, association or other entity.

1.97 “Phase 1 Clinical Trial” means a Clinical Trial of a Product on sufficient numbers of normal volunteers and/or patients that is designed to establish that such Product is safe for its intended use and to support its continued testing in Phase 2 Clinical Trials. For purposes of this Agreement, ‘initiation’ of a Phase 1 Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 1 Clinical Trial.

1.98 “Phase 2 Clinical Trial” means a Clinical Trial of a Product that utilizes the pharmacokinetic and pharmacodynamic information obtained from one or more previously conducted Phase 1 Clinical Trial(s) that is designed to provide a preliminary determination of safety and efficacy of such Product in the target patient population over a range of doses and dose regimens. For purposes of this Agreement, ‘initiation’ of a Phase 2 Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 2 Clinical Trial.

1.99 “Phase 3 Clinical Trial” means a Clinical Trial of a Product on sufficient numbers of patients that is designed to establish that such Product is safe and efficacious for its intended use, and to define warnings, precautions and adverse reactions that are associated with such Product in the dosage range to be prescribed, and to support Regulatory Approval of such Product or label expansion of such Product. For purposes of this Agreement, ‘initiation’ of a Phase 3 Clinical Trial for a Product means the first dosing of such Product in a human subject in a Phase 3 Clinical Trial.

1.100 “Phase 4 Clinical Trial” means a Clinical Trial of a Product that (a) is not required for receipt of Regulatory Approval for a country but which may be useful in providing additional drug profile data in support of such Regulatory Approval (whether the trial is commenced prior to or after receipt of such Regulatory Approval), or (b) is required, requested or advised by a Regulatory Authority as a condition of, or in connection with, obtaining or maintaining Regulatory Approval (whether the trial is commenced prior to or after receipt of such Regulatory Approval). Phase 4 Clinical Trials may include trials or studies conducted in support of pricing/reimbursement approval, epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies, investigator sponsored Clinical Trials and health economics studies.

1.101 “Prior CDA” means the Confidentiality Agreement entered into by BMS and Ambrx effective January 27, 2010, as amended through the Effective Date.

1.102 “Product” means any pharmaceutical product containing a Compound (alone or as a Combination Product), in all forms, presentations, formulations and dosage forms.

1.103 “Product Specific Patent” means any Patent owned by Ambrx (or any Ambrx Affiliate) that specifically Covers the composition, formulation, method of use and/or method of manufacture of any Compound and/or Product. As of the Effective Date, the Product Specific Patents consist of the Ambrx Patents listed in Exhibit D.

1.104 “Prosecute” or “Prosecution” has the meaning set forth in Section 9.2(a).

1.105 “Prosecuting Party” has the meaning set forth in Section 9.4(c).

1.106 “Publication” has the meaning set forth in Section 12.4.

1.107 “Receiving Party” has the meaning set forth in Section 12.1.

1.108 “ReCODE Components” means the individual tRNA and amino acyl tRNA synthetase gene components of the Ambrx ReCODE Technology used for the site-specific incorporation of non-naturally occurring amino acids into proteins, where such components are separate from the strains used for the expression of Compounds. Accordingly, ReCODE Components shall not include the strains used for the expression of Compounds.

1.109 “Regulatory Approval” means with respect to a country, extra-national territory, province, state, or other regulatory jurisdiction, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell, manufacture, import, export or market a product in such country, state, province, or some or all of such extra-national territory or regulatory jurisdiction, but which shall exclude any pricing and reimbursement approvals.

1.110 “Regulatory Authority” means, with respect to a particular country, extra-national territory, province, state, or other regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required for such country, extra-national territory, province, state, or other or regulatory jurisdiction, pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including the FDA, the EMA, the European Commission and MHLW, and in each case including any successor thereto.

1.111 “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, Regulatory Approvals and/or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, manufacture or Commercialize a Product in a particular country or regulatory jurisdiction. Regulatory Materials include INDs, MAAs and BLAs.

1.112 “Related Party” shall mean BMS and its Affiliates and their respective Sublicensees (and such Sublicensees’ Affiliates) of one or more Products. For clarity, Related Party shall not include any distributors, wholesalers or the like unless such entity is an Affiliate of BMS.

1.113 “Relaxin” means a polypeptide comprising the amino acid sequence of Genbank Accession No. NM_134441, and includes fragments thereof, human allelic variants thereof, derivatives thereof, human homologs and modified (including post-translationally modified) forms thereof.

1.114 “Research Plan” has the meaning set forth in Section 3.3(a).

1.115 “Research Program” has the meaning set forth in Section 3.1.

1.116 “Research Term” has the meaning set forth in Section 3.2.

1.117 “Research Year” means each twelve (12) month period during the Research Term, with the first Research Year beginning on the Effective Date.

1.118 “Royalty Term” has the meaning set forth in Section 8.3(f).

1.119 “Safety Data Exchange Agreement” or “SDEA” has the meaning set forth in Section 4.4.

1.120 “Safety Reason” means it is BMS’ or any of its Affiliates’ or Sublicensees’ reasonable belief that based upon additional information that becomes available or an analysis of the existing information at any time, that the medical risk/benefit of such Compound or Product is sufficiently unfavorable as to be incompatible with the welfare of patients to Develop or Commercialize or to continue to Develop or Commercialize it.

1.121 “Scripps” means The Scripps Research Institute.

1.122 “Scripps Agreement” means that certain License Agreement effective August 26, 2003 between Ambrx and Scripps, as amended, and as may be further amended by Scripps and Ambrx from time to time.

1.123 “Scripps Patents” means the Patents Controlled by Ambrx that have been licensed to Ambrx by Scripps pursuant to the Scripps Agreement, including the Patents identified in Exhibit C hereto.

1.124 “SEC” means the U.S. Securities and Exchange Commission.

1.125 “Sole Inventions” has the meaning set forth in Section 9.1.

1.126 “Sublicensee” means any Third Party granted a sublicense by BMS under Section 7.2 hereof to the rights licensed to BMS hereunder, but shall not include any wholesaler or distributor based on a wholesaler or distributor arrangement for the sale of Product (even if such wholesaler or distributor is granted a right or license to sell a Product).

1.127 “Term” has the meaning set forth in Section 13.1.

1.128 “Termination Notice” has the meaning set forth in Section 13.3(a).

1.129 “Territory” means all countries of the world.

1.130 “Third Party” means any Person other than Ambrx or BMS or an Affiliate of either of Ambrx or BMS.

1.131 “Third Party Costs” means the out-of-pocket costs and expenses incurred or accrued by Ambrx with respect to payments made by Ambrx to Third Parties in conducting the activities assigned to Ambrx or its Affiliates (or such Third Party) pursuant to the then-current Research Plan, and in accordance with the Budget for such Third Party Costs as agreed to by the JRC and set forth in the Research Plan. Third Party Costs may include, for example, Research Program-specific animals or studies performed by outside (sub) contractors, but shall not include routine laboratory supplies.

1.132 “U.S.” means the United States of America and its territories, districts and possessions.

1.133 “US Product Specific Patents” means those Product Specific Patents that are not Joint Patents and that are issued or pending in the U.S.

1.134 “Valid Claim” means either (a) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise (i.e., only to the extent the subject matter is disclaimed or is sought to be deleted or amended through reissue), or (b) a claim of a pending patent application that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling, provided, however, that (i) Valid Claim will exclude any such pending claim in an application that has not been granted within the later of (A) five (5) years following the earliest non-provisional priority filing date for such application and (B) three (3) years after receipt of the first office action in response to such application and (ii) Valid Claim will exclude any such pending claim that does not have a reasonable bona fide basis for patentability (such reasonable bona fide basis to be determined by arbitrators pursuant to Section 16.2 who shall be an outside counsel selected by the Parties in the event that the Parties disagree as to whether there is a reasonable bona fide basis for patentability for such a claim), in either case of (i) or (ii), unless and until such claim is granted.

2. GOVERNANCE

2.1 Joint Research Committee.

(a) Establishment of JRC. Within thirty (30) days after the Effective Date, the Parties will establish a joint research committee with the roles set forth in Section 2.1(c) (the “Joint Research Committee” or “JRC”). Each Party will initially appoint three (3) representatives to the JRC. The JRC may change its size from time to time by mutual consent of its members, provided that the JRC will consist at all times of an equal number of representatives of each of Ambrx and BMS. The JRC membership and procedures are further described in this Section 2.1. Each Party may at any time appoint different JRC representatives by written notice to the other Party.

(b) Membership of JRC. Each of Ambrx and BMS will designate representatives with appropriate expertise to serve as members of the JRC. Each of Ambrx and BMS will select from their representatives a co-chairperson for the JRC, and each Party may change its designated co-chairperson from time to time upon written notice to the other Party. The co-chairpersons of the JRC, with assistance and guidance from the Alliance Managers, will be responsible for calling meetings and preparing and circulating an agenda in advance of each meeting, provided that the co-chairpersons will call a meeting of the JRC promptly upon the reasonable written request of either co-chairperson to convene such a meeting.

(c) Role of JRC. The JRC will be responsible for (i) the overall management of the Research Program, and for approving changes and updates to the Research Plan, (ii) the monitoring, reviewing and recording of the progress of the Research Program, (iii) setting, and monitoring the spending against, the budget for Research Program Costs, as set forth in the Research Plan, (iv) facilitating the prosecution of the Product Specific Patents in accordance with Article 9 below. In addition, the JRC will provide a forum for discussion and review of BMS’ key Development activities with respect to the Compounds as set forth in the Development Plan and in updates to the Development Plan. As needed, the JRC shall establish subcommittees and working groups that will report to the JRC to further the objectives of the Research Program.

(d) JRC Meetings. The JRC will hold meetings at such times and places as the co-chairpersons may determine. The JRC will meet at least once every calendar quarter during which Ambrx is performing the Research Program and the JRC will meet semi-annually thereafter unless the Parties agree otherwise. The meetings of the JRC need not be in person and may be by telephone or any other method determined by the JRC. Each Party will bear its own costs associated with attending such meetings.

(e) Discontinuation of JRC. The JRC shall continue to exist until the first to occur of (a) the Parties mutually agreeing to disband the JRC, (b) the first Regulatory Approval of a Product under this Agreement or (c) at any time after the end of the Research Term, thirty (30) days following BMS’ receipt of written notice from Ambrx of its desire to terminate the JRC’s existence. Thereafter the JRC shall have no further roles or responsibilities under this Agreement, and the JRC shall be replaced by designees of each Party that shall serve as a forum for the Parties for the purposes of the exchange of information and to update Ambrx on the progress of the Development and Commercialization of Products. Any subcommittees and working groups established by the JRC in connection with the Research Program will dissolve at the end of the Research Term.

2.2 Limitations on Authority of the JRC. The JRC will have solely the roles and responsibilities assigned to it in this Article 2. The JRC will have no authority to amend, modify or waive compliance with this Agreement. In addition, the JRC will have no authority to amend, modify or limit BMS’ final decision-making authority with respect to the Development and Commercialization of Compound and Product as set forth in this Agreement. The JRC shall not have the authority to alter, or waive compliance by a Party with, a Party’s obligations under this Agreement.

2.3 Alliance Managers. Each of the Parties will appoint one representative who possesses a general understanding of Development issues to act as its alliance manager (each, an “Alliance Manager”). The role of the Alliance Manager is to act as a primary point of contact between the Parties to assure a successful relationship between the Parties. The Alliance Managers will attend all meetings of the JRC and support the co-chairpersons of the JRC in the discharge of their responsibilities. An Alliance Manager may bring any matter to the attention of the JRC if such Alliance Manager reasonably believes that such matter warrants such attention. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of such Alliance Manager upon written notice to the other Party’s Alliance Manager. Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within the JRC. Each Alliance Manager also will:

(a) be the point of first referral in all matters of conflict resolution;

(b) provide a single point of communication both internally within the Parties’ respective organizations and between the Parties, including during such time as the JRC is no longer constituted;

(c) plan and coordinate any cooperative efforts under this Agreement, if any, and internal and external communications; and

(d) take responsibility for ensuring that JRC activities, such as the conduct of required JRC meetings, occur as set forth in this Agreement and that relevant action items, if any, resulting from such meetings are appropriately carried out or otherwise addressed.

2.4 Accounting and Financial Reporting. The Parties will each appoint one (1) representative with expertise in the areas of accounting, cost allocation, budgeting and financial reporting (each, a “Financial Representative”) no later than forty-five (45) days after the Effective Date. Such Financial Representative shall work under the direction of the JRC during the Research Term and shall provide services to and consult with the JRC thereafter, in order to address the financial, budgetary and accounting issues that arise in connection with the Research Plan or Research Program Costs. Each Financial Representative may be replaced at any time by the represented Party by providing notice thereof to the other Party. The Financial Representatives will meet as they or the JRC may agree is appropriate.

3. RESEARCH PROGRAM; DEVELOPMENT

3.1 Research Program. During the Research Term, the Parties will collaborate in carrying out a research program to discover and preclinically Develop Compounds suitable for further clinical Development for human therapeutic uses (the “Research Program”). The Research Program will be carried out in accordance with the Research Plan. The Research Program will initially focus on discovery and preclinical work for lead Compounds. The Research Program will also include activities directed toward the discovery and preclinical Development of Compounds that are backups or alternatives to such lead Compounds. The objective of the Research Program will be to identify one or more Compounds for BMS to advance into human Clinical Trials and ultimately Commercialize as Products.

The Research Program will be conducted by each Party in good scientific manner, and in compliance with all applicable good laboratory practices, and applicable legal requirements, to attempt to achieve efficiently and expeditiously the objectives of the Research Program. Each Party will comply with all Applicable Laws in the performance of work under this Agreement. Each Party shall use reasonable efforts to ensure that its Affiliates and Third Party contractors (as applicable) perform any activities under the Research Program in good scientific manner and in compliance in all material respects with the requirements of Applicable Law.

Each Party will maintain laboratories, offices and all other facilities at its own expense and risk necessary to carry out its responsibilities under the Research Program pursuant to the Research Plan. Each Party agrees to make its employees reasonably available at their respective places of employment to consult with the other Party on issues arising during the performance of the Research Program. BMS and Ambrx will cooperate with each other in carrying out the Research Program.

3.2 Research Term. The Research Program will be carried out during the two (2) year period following the Effective Date, unless this Agreement is terminated in accordance with Article 13 (such period, as may be extended pursuant to this Section 3.2, being the “Research Term”). BMS shall have the option to extend the Research Term for three (3) additional one (1) year periods on a year-by-year basis after the initial two (2) year period. At least one hundred eighty (180) days prior to the scheduled expiration of the Research Term (i.e., the applicable anniversary of the Effective Date) BMS will provide Ambrx with a nonbinding, good faith indication of whether or not BMS intends to extend the Research Term. In order to exercise its option to extend the Research Term, BMS must provide Ambrx a written notice exercising BMS’ option to extend the Research Term at least ninety (90) days prior to the scheduled expiration of the Research Term (i.e., the applicable anniversary of the Effective Date). If BMS does not provide such written notice, the Research Term will end when scheduled (i.e., on the applicable anniversary of the Effective Date).

For each extension of the Research Term, subject to Section 3.4, the JRC will prepare an update to the Research Plan which will include an updated Budget for the BMS-funded Ambrx FTEs to perform the work required under such Research Plan and the projected Third Party Costs.

3.3 Research Plan.

(a) The Research Program will be carried out in accordance with a written research plan (the “Research Plan”). The purpose of the Research Plan is to detail the responsibilities and activities of Ambrx and BMS with respect to carrying out the Research Program. The Research Plan will include a description of the specific activities to be performed by the Parties in support of the Research Program, the allocation of Ambrx FTEs to perform such activities, and projected timelines for completion of such activities. The Research Plan will also include a budget for the BMS-funded Ambrx FTEs (based on the number of BMS-funded Ambrx FTEs and the FTE Rate) and any Third Party Costs (the “Budget”), with such Budget to be updated in advance for each calendar quarter by the JRC, subject to this Section 3.3 and Section 3.4. The initial Research Plan that has been agreed to by the Parties as of the Effective Date is attached as Exhibit E.

(b) Changes to the Research Plan. The Research Plan may be updated and amended from time to time, as the JRC determines, provided that if the JRC cannot reach consensus, BMS shall have final decision making authority. In exercising such final decision making authority, BMS shall be subject to the following: (i) any changes in the number of BMS-funded Ambrx FTEs shall only be made in accordance with Section 3.4, (ii) BMS shall not have the right to require Ambrx to incur any additional costs or expenses other than the Research Program Costs, (iii) BMS shall not have the right to require Ambrx to conduct any activities outside the scope of the discovery, research, production, manufacture and/or pre-clinical development of Compounds and (iv) BMS shall not have the right to amend the terms and conditions of this Agreement.

3.4 Research Staffing and Funding.

(a) Staffing. Subject to Section 3.4(b), BMS will fund at the FTE Rate, and Ambrx will provide the number of Ambrx FTEs per Research Year during the Research Term to perform activities in support of the Research Program, in accordance with the then-current Research Plan, and in accordance with this Section 3.4. Throughout the Research Term, Ambrx shall assign no less than the number of qualified scientist FTEs in accordance with this Section 3.4 to perform the work set forth in the then-applicable Research Plan. The mixture of skills and levels of such FTEs shall be appropriate to the scientific objectives of the Research Program.

(b) Changes to the Number of Funded FTEs. If the activities contemplated by the Research Plan at any time do not justify the number of Ambrx FTEs allocated to the Research Program, the Parties will work in good faith to mutually agree to modify the scope of the Research Plan or adjust the number of BMS-funded Ambrx FTEs. Unless the Parties otherwise agree in writing, any changes requested by BMS to the number of BMS-funded Ambrx FTEs (whether a decrease or an increase) during the Research Term shall require that BMS provide Ambrx with six (6) months prior written notice before such change in the number of BMS-funded Ambrx FTEs becomes effective, provided that (x) any increase in the number of BMS-funded Ambrx FTEs above the number of BMS-funded Ambrx FTEs set forth in the initial Research Plan as of the Effective Date shall be subject to the availability of such additional Ambrx FTEs (provided that Ambrx shall use Diligent Efforts to hire and otherwise make available such additional FTEs) and (y) in no event will BMS have the right to increase the number of Ambrx FTEs to exceed eight (8) FTEs in total without Ambrx’s prior written consent. The FTE Rate during the Research Term for up to eight (8) FTEs shall be [***] per FTE per year. The FTE Rate during the Research Term for any FTEs in excess of eight (8) FTEs in a given year shall be [***] per FTE per year. Any changes to the Research Plan and assignment and allocation of work to be performed by the BMS-funded Ambrx FTEs shall require the approval of the JRC, provided that if the JRC is unable to reach consensus, BMS shall have final decision making authority, subject to Section 3.3. In exercising such final decision making authority, BMS shall not have the right to amend the terms and conditions of this Agreement. For clarity, the number of BMS-funded Ambrx FTEs will be consistent with the amount of work required under the Research Plan, subject to Ambrx’s right to approve any Ambrx FTEs in excess of eight (8) FTEs in total. At least six (6) months prior to the beginning of any extension of the Research Term, the JRC will make a nonbinding, good faith estimate of the number of Ambrx FTEs to be provided and funded by BMS to perform the Research Program during such extension of the Research Term. At least three (3) months prior to the beginning of any extension of the Research Term, the JRC shall determine the number of Ambrx FTEs to be provided and funded by BMS to perform the Research Program during such Research Year of the Research Term, provided that if the JRC is unable to reach consensus, BMS shall have final decision making authority with respect to the number of BMS funded Ambrx FTEs, subject to Section 3.3 and this Section 3.4.

(c) FTE Funding; Research Program Costs. Ambrx will bear its own costs, including costs related to routine laboratory supplies and applicable overhead costs, in performing its obligations under the Research Program, provided that, subject to the terms and conditions of this Agreement (including this Section 3.4(c)), BMS will make a payment to Ambrx for the BMS-funded Ambrx FTEs and Third Party Costs specified in the Budget, as may be amended in accordance with Section 3.3 and this Section 3.4 (such FTE and Third Party Costs being the “Research Program Costs”).

The number of BMS-funded Ambrx FTEs shall be established in accordance with Section 3.4(a) and (b), and BMS shall fund such Ambrx FTEs at the FTE Rate. Such FTE payment obligation of BMS will be

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subject to Ambrx providing such qualified FTE scientists. Such FTE payment obligation shall be payable in advance on a calendar quarter-to-calendar quarter basis due within [***] after the first day of the applicable calendar quarter; provided, however, that the payments for the first calendar quarter and the last calendar quarter of the Research Program Term shall be made on a pro rata basis. No later than thirty (30) days following the end of each calendar quarter, Ambrx will provide BMS with a report of the number of FTEs assigned to the Research Program with a summary of their activities. Ambrx shall report to BMS a listing of the Ambrx scientists comprising such FTEs and their percentage of time devoted to working on the Research Program. If BMS has concern regarding any specific scientist assigned to the Research Program, such concerns shall be communicated to the JRC for its consideration.

Ambrx shall invoice BMS for the Third Party Costs incurred by Ambrx for a given calendar quarter within forty-five (45) days following the end of such calendar quarter. Subject to this Section 3.4(c), such invoice for such Third Party Costs reimbursable by BMS shall be payable within forty-five (45) days after BMS receives such invoice. With respect to any particular line item of Third Party Cost incurred by Ambrx, BMS shall not be responsible for payment to Ambrx for such line item of cost incurred that is in excess of [***] of the amount specified for such line item of cost in the Budget, unless BMS agrees otherwise in writing. For clarity, the limitations on reimbursement of Third Party Costs discussed in the immediately preceding sentence shall not affect Ambrx’s ability to be reimbursed for amounts that are included as line items for a calendar quarter, but due to timing differences, are incurred in a calendar quarter other than the one in which they were originally budgeted, so long as such Third Party Costs do not exceed the budgeted line item amount in the aggregate.

3.5 Responsibility for Expenses for Conduct of Research Program. Except as set forth in Section 3.4 or as may be otherwise specifically agreed to in writing by Ambrx and BMS, each Party shall be responsible for its own costs and expenses that it incurs in connection with the conduct of the Research Program.

3.6 Research Program Records. Ambrx will maintain complete and accurate records of all work conducted in the performance of the Research Program and all results, data, inventions and developments made in the performance of the Research Program. Such records will be in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Ambrx shall maintain appropriate records sufficient to document the work performed by each of the individuals comprising the FTEs working in support of the Research Program and the time such individuals spent working in support of the Research Program. Ambrx shall provide copies of all requested records (within thirty (30) days of such request), to the extent reasonably required for the performance of BMS’ rights and obligations under this Agreement; provided that BMS shall maintain such records and the information of Ambrx in confidence in accordance with Article 12 and shall not use such records or information except to the extent otherwise permitted by this Agreement.

In order to protect the Parties’ Patent rights under U.S. law in any inventions conceived or reduced to practice during or as a result of the Research Program, each Party agrees to maintain a policy that requires its employees to record and maintain all data and information developed during the Research Program in such a manner as to enable the Parties to use such records to establish the earliest date of invention and/or diligence to reduction to practice. At a minimum, the policy shall require such individuals to record all inventions generated by them in standard laboratory notebooks or other suitable means that are dated and corroborated by non-inventors on a regular, contemporaneous basis.

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3.7 Disclosure of Results of Research Program. The results of all work performed by a Party as part of the Research Program shall be promptly disclosed to the other Party in a reasonable manner as such results are obtained. Ambrx and BMS will provide reports and analyses at each JRC meeting, and more frequently upon reasonable request by the JRC, detailing the current status of the Research Program, including the utilization of the Ambrx FTE resources. Within thirty (30) days following the end of each calendar quarter, Ambrx and BMS shall each exchange and provide to the JRC a written report summarizing in reasonable detail the work performed by it under the Research Program and results achieved during the preceding calendar quarter. In addition, upon reasonable request by a Party, the other Party will make presentations to the JRC of its activities related to the Compounds and Products to inform such Party of the details of the work done in the performance of the Research Program. The results, reports, analyses and other information regarding the Research Program disclosed by one Party to the other Party pursuant hereto may be used only in accordance with the rights granted and other terms and conditions under this Agreement. Upon reasonable request by BMS, for purposes of supporting the Development of a Product, Ambrx shall provide BMS with additional data, results and other information with respect to the work performed by Ambrx in the performance of the Research Program. Any reports required under this Section 3.7 may take the form of and be recorded in minutes of the JRC that will contain copies of any slides relating to the results and presented to the JRC.

In addition, at BMS’ request Ambrx will transfer (within thirty (30) days of such request) to BMS all data, results, and information related to testing and studies of the Compounds (including analytical test results and non-clinical pharmacology and safety data) in the possession of Ambrx to the extent such data, results and/or information are necessary or reasonably useful for the continued Development and Commercialization of Products, including any and all Information directly relating to manufacturing methods (including related analytical methods) of the Compounds or Products.

3.8 Research Efforts. Each Party shall use good faith Diligent Efforts to perform the Research Program, including its responsibilities under the Research Plan.

3.9 Materials Transfer. In order to facilitate the Research Program, either Party may provide to the other Party certain materials for use by the other Party in furtherance of the Research Program and the Development and Commercialization of Compounds and Products. All such materials (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof) shall be used by the receiving Party in accordance with the terms and conditions of this Agreement solely for purposes of performing its rights and obligations under this Agreement, and the receiving Party shall not transfer such materials (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof) to any Third Party unless expressly contemplated by this Agreement (including the Research Plan) or upon the written consent of the supplying Party. As set forth in the Research Plan, each Party shall provide the other Party with samples of Compounds, research and production strains for Compounds and corresponding host or control strains (and cell banks thereof), biological materials with respect to screening assays, and such other materials as set forth in the Research Plan for use by the other Party in accordance with the terms and conditions of this Agreement (including the Research Plan). Any materials provided by BMS to Ambrx (including, as applicable, any progeny, expression products, mutants, replicates, derivatives and modifications thereof) shall be used by Ambrx solely for purposes of conducting the Research Program and will be returned to BMS (or destroyed as may be requested by BMS in writing) promptly following the end of the Research Term or earlier upon request by BMS. All Information related to such BMS materials shall be BMS Confidential Information. All such BMS materials and Ambrx Materials must be used with prudence and appropriate caution in any experimental work, since all of their characteristics may not be known.

Ambrx shall have no obligation [***] except to the extent as may be expressly set forth in and conducted under the Research Plan or any Production Strain Work Plan.

If Ambrx develops any assays used in the Research Program, upon request by BMS, Ambrx shall transfer to BMS the materials and Information to enable BMS to use such assays in support of BMS’ internal research and development activities; provided that BMS shall not during the Research Term use such assays in support of any program for the same indication as is being pursued for the Product.

At BMS’ option, Ambrx agrees to deliver to BMS, at BMS’ expense, or to dispose of Research Program-specific animals in Ambrx’s possession following completion of the Research Term or earlier termination of this Agreement. The Parties agree that if Ambrx wishes to retain any such Research Program-specific animals, BMS will consider reasonable offers from Ambrx to purchase such Research Program-specific animals from BMS.

In addition, upon reasonable request by BMS, Ambrx shall provide to BMS samples of any replicatable Ambrx Materials that were previously transferred to BMS (but which are no longer available to BMS), to the extent that such Ambrx Materials are then available to Ambrx. In such event, BMS shall reimburse Ambrx for the out-of-pocket shipping costs with respect to such transfer.

3.10 Subcontracting. Except as provided in the Research Plan or as may be specifically permitted by the JRC, Ambrx shall not (sub)contract any of the work for which it is responsible in the performance of the Research Program. In the case of any (sub) contracting of Research Program activities by a Party to a Third Party, such Third Party must have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information and Know-How at least to the same extent as under this Agreement. Each Party is responsible for compliance by such Third Party with the applicable terms and conditions of this Agreement in the same way and to the same extent as such Party.

3.11 Animal Testing. In order to assure the appropriate care and use of animals used in the performance of the Research Program by Ambrx, Ambrx agrees to the following:

(a) If Ambrx is AAALAC accredited, it will follow procedures established as the basis of that accreditation. Ambrx represents and covenants that it will use all reasonable efforts to maintain such AAALAC accreditation during the Research Term. Further, upon request by BMS, Ambrx will provide BMS with a copy of the most recent accreditation letter and annual report. If during the course of the Research Program Ambrx loses its accreditation or receives any notice, warning or reprimand from AAALAC or any governmental or regulatory agency related to animal care and use, Ambrx will promptly notify BMS in writing.

(b) If Ambrx is not AAALAC accredited or loses its AAALAC accreditation at any time during the Research Term, it will, prior to the commencement (or continuation) of Research Program studies using animals provide BMS with sufficient documentation in such manner, format and frequency as BMS may require in its sole reasonable discretion, to assure appropriate care and use of animals. Such documentation may include, without limitation, government inspection reports, animal test methods, animal use protocols and any other written descriptions of animal care and use. Ambrx will also comply with all Applicable Laws governing animal research.

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(c) Whenever possible, live animals used as part of the Research Program should remain the property of the applicable contract facility. Upon reasonable advance notice during the Research Term, representatives of BMS shall have the right to inspect the research facilities and to audit the care, treatment and use of the animals used in the Research Program. This includes the right to review any correspondence with or reports from governmental agencies or accrediting organizations responsible for animal welfare or quality assurance.

3.12 Development Responsibilities. From and after the Effective Date, BMS shall assume sole responsibility for the Development of Compounds and Products in the Field in the Territory during the Term at its own cost and expense (including responsibility for all funding, resourcing and decision-making, subject to Sections 3.3 and 3.4), except with respect to the performance by Ambrx of the Research Program activities assigned to Ambrx pursuant to the Research Plan and as otherwise may be agreed upon by the Parties in writing. BMS, by itself or through its Affiliates and Sublicensees, shall use Diligent Efforts to Develop a Compound or Product in the Field in accordance with the Development Plan for the purpose of obtaining a Regulatory Approval in each Major Market. For clarity, it is understood and acknowledged that Diligent Efforts in the Development of Compounds and Products may include sequential implementation of Clinical Trials and/or intervals between Clinical Trials for data interpretation and clinical program planning and approval.

3.13 Development Plans.

(a) General. The Development of Compounds and Products in the Field by BMS, including its Affiliates and Sublicensees, shall be conducted pursuant to a development plan that shall include both (i) a pre-clinical/non-clinical development plan that outlines any significant non-clinical studies to be undertaken (including work under the Research Plan) and a clinical development plan that outlines the significant Clinical Trials to be undertaken to obtain Regulatory Approval for each Product in the Major Markets (the “Development Plan”). The Development Plan shall provide an overview of key activities projected for the Development of the applicable Product in the Field in the Major Markets. The initial Development Plan shall be provided by BMS to Ambrx through the JRC within six (6) months following the approval by BMS (in accordance with BMS’ usual procedures, standards and criteria as applied to its other programs) of a lead Compound for full preclinical development.

(b) Updates to the Development Plan. Following BMS’ submission of the initial Development Plan, thereafter during the Term, BMS shall provide Ambrx through the JRC (or if the JRC is not constituted, through the Alliance Managers) with semi-annual updates to the Development Plan. Such semi-annual updated Development Plan shall take into account completion or cessation of Development activities or commencement of new Development activities. Any changes to the Research Plan shall be governed by Sections 3.3 and 3.4.

(c) Decision-Making. Except for the Research Plan (which is subject to Sections 3.3 and 3.4), BMS shall have final decision-making authority with respect to all Development activities for Compounds and Products in the Field in the Territory, including the activities to be conducted, applicable protocols and amendments thereto, the cessation or suspension of any study, updating the Development Plan as set forth in this Section 3.13, and approving any updates or amendments to the Development Plan. Following the Research Term, the role of the JRC with respect to all Development activities for Product shall be limited to discussion and transfer of information in accordance with the roles assigned to the JRC as set forth in Article 2.

3.14 Technology Transfer to BMS. Without limiting the licenses and other rights and obligations under this Agreement (including the rights granted to BMS under Article 7, and Ambrx’s obligation to transfer Ambrx Manufacturing Technology and Manufacturing Technology Documentation under Article 6), Ambrx shall, at no additional charge to BMS, deliver, and cause its Affiliates, to deliver, to BMS within thirty (30) days following the Effective Date (and, thereafter during the Research Term, no less frequently than on a quarterly basis and more frequently upon reasonable request by BMS) all data, information and reports in its possession relating to Compounds, tangible embodiments of Ambrx Know-How which is reasonably necessary or useful for the Development, manufacture, and/or Commercialization of Product (including preclinical and clinical data (including target specificity, pharmacokinetics, pharmacodynamics, ADME, toxicology data and clinical study reports) in hard copy and electronic form (if available)), assays, protocols, procedures, reports, and Regulatory Materials; provided, however, Ambrx shall have no obligation to deliver Ambrx Manufacturing Technology and Manufacturing Technology Documentation except as set forth under Article 6. In addition, Ambrx shall promptly disclose to BMS’ Patent Contact any new Ambrx inventions that embody Ambrx Know-How or any new Ambrx Patents. Ambrx shall, upon reasonable request by BMS, provide BMS with copies, and permit inspection by BMS of, its raw data and information for purposes of supporting or maintaining the Regulatory Approval for Product. In addition, Ambrx shall, at no cost to BMS, provide reasonable consultation and assistance for the purpose of transferring to BMS such Ambrx Know-How to the extent reasonably necessary or useful for BMS to Develop and Commercialize Compound or Product in the Field.

3.15 Development Report. At each quarterly meeting of the JRC, BMS will provide to the JRC a summary and other information describing BMS’ activities related to its Development of Products, in detail that is at least sufficient to establish that BMS is using Diligent Efforts to Develop Products as set forth in Section 3.12 (the “Development Report”), provided, however, that Section 3.7 shall apply with respect to the sharing of the results of work performed by a Party as part of the Research Program. The JRC will summarize such information in the minutes of each meeting. If the JRC is no longer constituted, BMS will provide the Development Report directly to Ambrx’s Alliance Manager.

3.16 Standards of Conduct. BMS shall perform, and shall use reasonable efforts to ensure that its Affiliates, Sublicensees and Third Party contractors perform, its Development activities with respect to the Product in good scientific manner, and in compliance in all material respects with the requirements of Applicable Law.

3.17 Use of Third Parties. BMS may retain Third Parties to perform Development activities subject to the terms of this Agreement. Any such Third Parties performing Development activities hereunder shall be subject to confidentiality and non-use obligations consistent with those set forth in this Agreement. BMS shall remain responsible and liable for the performance by its Affiliates or permitted Third Party contractors of those of its obligations under this Agreement that it (sub)licenses or delegates to an Affiliate or Third Party contractor.

3.18 Inspection of Ambrx Records. Upon reasonable prior notice, Ambrx shall permit an independent nationally recognized certified public accounting firm (subject to obligations of confidentiality to Ambrx), appointed by BMS and reasonably acceptable to Ambrx, to inspect the applicable records of Ambrx to verify the Research Program Costs (including the level of FTE effort); provided that such inspection shall not occur more often than once per Calendar Year, unless a material error is discovered in such inspection in which case BMS shall have the right to conduct a more thorough inspection for such period. Any inspection conducted under this Section 3.18 shall be at the expense of BMS. Any overpayment by BMS to Ambrx shall be credited against future amounts due by BMS to Ambrx. Any underpayment by BMS shall be paid in the next quarterly reimbursement to Ambrx or within forty-five (45) days, whichever is later.

4. REGULATORY MATTERS

4.1 Regulatory Matters for Product.

(a) Regulatory Filings. BMS shall have sole responsibility for preparing and submitting all Regulatory Materials for Products in the Field in the Territory, including preparing, submitting and holding all INDs and MAAs for Products. Ambrx shall cooperate fully with BMS and provide to BMS all Information Controlled by Ambrx, in each case as may be reasonably requested by BMS, in order to support any Regulatory Materials for Products in the Field in the Territory and interactions with any Regulatory Authority in connection with Development and/or Regulatory Approval of Products.

(b) Ownership of Regulatory Materials. BMS will own all Regulatory Materials for Products and all such Regulatory Materials shall be submitted in the name of BMS (or its Affiliate or Sublicensee, as applicable).

(c) Decision-Making. Except with respect to the Research Plan, which is subject to Sections 3.3 and 3.4, BMS shall have sole decision-making authority with respect to regulatory matters with respect to Compounds and/or Products (including the content of any regulatory filing or dossier, pharmacovigilance reporting, labeling, safety, and the decision to file or withdraw any MAA or to cease or suspend any Clinical Trial).

(d) Copies to Ambrx. BMS shall [***].

4.2 Notice of Regulatory Action. If any Regulatory Authority takes or gives notice of its intent to take any regulatory action with respect to any Research Program activity of Ambrx, then Ambrx shall promptly notify BMS of such contact, inspection or notice or action. The JRC shall review and comment on any such responses to Regulatory Authorities that pertain to the Compounds and/or Products; provided that BMS shall have the final decision making authority with respect to such responses to the extent relating to the Compounds and/or Products.

4.3 Adverse Event Reporting. As between the Parties and in accordance with Section 4.4, BMS shall be responsible for the timely reporting to the appropriate Regulatory Authorities of all Adverse Events and any other information concerning the safety of Products, in each case, in accordance with Applicable Law of the relevant countries.

4.4 Safety Data Exchange Agreement. Subject to the terms of this Agreement, and no later than three (3) months prior to the initiation of the first Phase 1 Clinical Trial, Ambrx and BMS (under the guidance of their respective Pharmacovigilance Departments, or equivalent thereof) shall enter into a written agreement setting forth the responsibilities of the Parties to protect patients and promote their well-being in connection with the use of the Compounds and Products (the “Safety Data Exchange Agreement” or “SDEA”). These responsibilities shall include mutually acceptable guidelines and procedures for the receipt, investigation, recordation, communication, and exchange (as between the Parties) and regulatory submission of Adverse Event reports, reports of exposure during pregnancy, and any other information concerning the safety of any Compound or Product. Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill local and international regulatory reporting obligations to Governmental Authorities. Furthermore, such agreed procedures shall be consistent with relevant ICH guidelines, except where said guidelines may conflict with existing local regulatory safety reporting requirements, in which case local reporting requirements shall prevail. BMS shall have the right to make the final decision with respect to any Adverse Event filing with a Regulatory Authority with respect to

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such Product in the event of a dispute and where a decision must be made in order to comply with applicable time filing requirements.

4.5 No Use of Debarred Person. During the Term, each Party agrees that it will not use any employee or consultant that is debarred by any Regulatory Authority or, to the best of such Party’s knowledge, is the subject of debarment proceedings by any Regulatory Authority. If Ambrx learns that any employee or consultant performing on its behalf under this Agreement has been debarred by any Regulatory Authority, or has become the subject of debarment proceedings by any Regulatory Authority, Ambrx will promptly notify BMS and will prohibit such employee or consultant from performing on its behalf under this Agreement.

5. COMMERCIALIZATION

5.1 Commercialization of Products. From and after the Effective Date, BMS shall have the sole right to Commercialize the Product in the Field in the Territory during the Royalty Term at its cost and expense. During the Royalty Term, BMS will use Diligent Efforts to Commercialize a Product in each Major Market for which BMS receives Regulatory Approval for such Product.

5.2 Commercialization Report. For each Calendar Year following Regulatory Approval for a Product in a Major Market, BMS shall provide to Ambrx annually within sixty (60) days after the end of such Calendar Year a written report that summarizes the Commercialization activities performed by BMS, and its Affiliates and Sublicensees in the Major Markets since the prior report by BMS.

5.3 Decision-Making Authority. BMS shall have the sole decision-making authority for the operations and Commercialization strategies and decisions, including funding and resourcing, related to the Commercialization of Products; provided that such decisions are not inconsistent with the express terms and conditions of this Agreement, including BMS’ diligence obligations set forth in Section 5.1.

6. MANUFACTURING

6.1 Overview. BMS will have the exclusive right and shall be solely responsible for the manufacture (including having a Third Party manufacture on its behalf) of all Compound and Product (including all such manufacturing for use in Clinical Trials and for commercial sale), including all activities related to developing the process, analytics and formulation for the manufacture of clinical and commercial quantities of Compounds and/or Product, the production, manufacture, processing, filling, finishing, packaging, labeling, inspection, receiving, holding and shipping of Compounds and/or Products, or any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, including process and cost optimization, process qualification and validation, commercial manufacture, stability, in-process and release testing, quality assurance and quality control.

6.2 Transfer of Manufacturing Technology.

(a) Upon request by BMS, Ambrx shall provide to BMS the Ambrx Manufacturing Technology and Manufacturing Technology Documentation to the extent requested for the purposes of preparing and supporting Regulatory Materials for Compound and Product.

(b) Upon request by BMS for purposes of establishing manufacturing capability for Compound and/or Product, Ambrx shall transfer to BMS (or to a Third Party manufacturer designated by BMS in accordance with Section 6.4) the Ambrx Manufacturing Technology, in order to enable BMS (or its Third Party manufacturer) to use the Ambrx Manufacturing Technology for purposes of the manufacture of the Compounds and/or Products and to replicate the processes employed by or on behalf of Ambrx

(including any Third Party manufacturer of Ambrx), provided that Ambrx shall not be obligated to transfer the ReCODE Components to BMS separately from the strains used to express Compounds. Such transfer shall include a written description of such Ambrx Manufacturing Technology (the “Manufacturing Technology Documentation”). As applicable, if requested by BMS, Ambrx shall (and will use Diligent Efforts to ensure that any Ambrx Third Party manufacturer will) cooperate with and provide technical assistance (including on-site assistance) and consultation as reasonably requested by BMS in connection with the transfer and the implementation of such Ambrx Manufacturing Technology by BMS or its Third Party manufacturer, and to enable BMS or its Third Party manufacturer to use such Ambrx Manufacturing Technology to manufacture Compounds and/or Products and to obtain Regulatory Approval for (including the CMC, DMF or other regulatory filings relating thereto) the process for the manufacture of Compounds and/or Products. All such Manufacturing Technology Documentation shall be in the English language, and in sufficient detail and clarity for BMS or its Third Party manufacturer to understand and use the manufacturing processes disclosed thereunder. If available in electronic form, the Manufacturing Technology Documentation shall be provided in electronic format.

(c) For avoidance of doubt, the transfer of Ambrx Manufacturing Technology under Section 6.2(b) shall include the transfer to BMS (or its Third Party manufacturer) of the research cell bank for the production strain for the Compound (and the host/control strain for such production strain). In addition, upon request by BMS, Ambrx shall transfer to BMS available research strains for Compounds (and host/control strains for such research strains) for purposes including the testing and evaluation of the Compound and/or developing the process for the manufacture of such Compound.

6.3 Supply of Key Raw Materials.Upon request by BMS, Ambrx will cooperate with and assist BMS with respect to the supply to BMS by Ambrx’s Third Party manufacturers of any key raw materials for use in the manufacture of Compound by BMS, including PEG and dipeptides used in the manufacture of Compound (such key raw materials being the “Raw Materials”). Upon request by BMS, Ambrx will use Diligent Efforts to obtain from its Third Party manufacturers the supply of Raw Materials reasonably requested by BMS for use by BMS in the manufacture of Compound prior to the initiation of a Phase 1 Clinical Trial for Product, provided that BMS shall be responsible for reimbursing Ambrx for its Third Party Costs incurred in connection with such supply of such Raw Materials. In the event of such supply of Raw Materials by Ambrx to BMS, the Parties shall enter into a separate supply agreement for such supply. In addition, upon BMS’ request, the Parties will work together in good faith to facilitate providing BMS with an opportunity to obtain such supply of Raw Materials directly from such Third Party manufacturers of Ambrx (rather than through Ambrx under Ambrx’s agreement with such Third Party manufacturers).

6.4 Third Party Manufacturing. BMS may exercise any of its manufacturing rights with respect to Compounds and Products through one or more Third Party manufacturers, provided that the Third Party manufacturer undertakes in writing obligations of confidentiality and non-use regarding Confidential Information of Ambrx (including Ambrx Know-How received by such Third Party manufacturer under Section 6.2 above) that are substantially the same as (although may be shorter in duration than, provided that such duration shall not be less than five (5) years from the effective date of the written obligation) those undertaken by the Parties pursuant to Article 12 hereof.

6.5 Transfer of Ambrx Inventory of Compounds and Products. Upon request by BMS, Ambrx shall transfer to BMS, and shall cause its Third Party manufacturers to transfer to BMS, Ambrx’s inventory of Compounds and Products in the form of API and Product (the “Existing Supply”), provided that Ambrx shall retain that portion of the Existing Supply required by Ambrx to fulfill its responsibilities under the Research Plan. The Existing Supply transferred to BMS hereunder will be used by BMS solely for the purposes of this Agreement. BMS shall reimburse Ambrx for the reasonable documented out-of-pocket costs incurred by Ambrx with respect to the shipping of such Existing Supply to BMS.

6.6 Improvements in the Manufacture of Compounds. During the Term, Ambrx shall disclose to BMS through the JRC (or if the JRC is not constituted, through the Alliance Managers) any improvements made or developed with respect to the prokaryotic expression and/or production of proteins made using the Ambrx ReCODE Technology, including any PEG conjugates thereof, Controlled by Ambrx (“Improvements”). Such Improvements may include, for example, improvements (i) to the tRNA and aminoacyl tRNA synthetases used in such expression and production, (ii) in the non-naturally occurring amino acid(s) incorporated into such proteins, (iii) in fermentation methods, (iv) in the expression vector and/or hosts strain for expression and production of such proteins and (v) in the PEG conjugation chemistry and methods. Upon request by BMS, Ambrx will provide BMS with the Ambrx Know-How and/or Ambrx Materials in Ambrx’s or its Affiliate’s possession and Control that are necessary or reasonably useful for BMS or its Third Party manufacturer to use such Improvements in the manufacture of Compounds.

6.7 Changes to Production Strains. The Parties recognize that it may be necessary or desirable to make changes with respect to the production strain for a Compound for purposes of complying with any regulatory request or requirement, or for purposes of improving the production of such Compound. In the case where BMS desires that Ambrx work with BMS to make a change to the host strain or the expression vector for any production strain for a Compound, BMS shall notify Ambrx of such desire in writing. Following such notification, the Parties shall agree through the JRC (or if the JRC is not constituted, through the Alliance Managers) upon a work plan for such production strain change setting forth the activities, timelines and budget (including projected Third Party Costs to be incurred by Ambrx and the level of Ambrx FTE effort to be devoted to such activities) for such work (such work being the “Production Strain Work” and such plan being the “Production Strain Work Plan”). BMS shall reimburse Ambrx on a rolling calendar quarter basis for Ambrx’s documented Third Party Costs and FTE costs (at the FTE Rate) incurred in the performance of any Production Strain Work in accordance with the applicable Production Strain Work Plan, provided that such Third Party Costs and FTE costs (i.e., the level of FTE effort) shall be in accordance with the approved Production Strain Work Plan (or an amendment thereto or as otherwise approved in writing by BMS in advance of being incurred). Any such Production Strain Work shall be overseen by the JRC or a subcommittee of the JRC formed for such purpose. Ambrx shall transfer to BMS any production strains generated for a Compound, and such production strains shall be deemed Ambrx Materials for all purposes under this Agreement, for use by BMS solely in accordance with and subject to the terms and conditions of this Agreement.

7. GRANT OF RIGHTS AND LICENSES

7.1 License to BMS.

(a) Subject to the terms and conditions of this Agreement, Ambrx hereby grants to BMS an exclusive (even as to Ambrx) license, with the right to grant sublicenses as provided in Section 7.2, under the Product Specific Patents to research, develop, make, have made, use, sell, offer for sale, export and import (including the exclusive right to Develop, have Developed, Commercialize and have Commercialized) Compounds and Products in the Territory; provided that BMS covenants to Ambrx that BMS, and its Affiliates and Sublicensees, shall only practice under such exclusive license in the Field. Accordingly, BMS covenants to Ambrx that BMS, and its Affiliates and Sublicensees, shall not practice under such exclusive license outside the Field.

(b) Subject to the terms and conditions of this Agreement, Ambrx hereby grants to BMS an exclusive (even as to Ambrx) license, with the right to grant sublicenses as provided in Section 7.2, under the Ambrx Technology to research, develop, make, have made, use, sell, offer for sale, export and import (including the exclusive right to Develop, have Developed, Commercialize and have Commercialized) Compounds and Products in the Field in the Territory. Without limiting the generality of the foregoing terms of this Section 7.1, the license granted by Ambrx to BMS pursuant to this Section 7.1 shall include, subject to the terms and conditions of this Agreement and the applicable Existing License Agreements, (i) an exclusive (even as to Ambrx) sublicense under Ambrx’s interest in the Scripps Patents to research, develop, make, have made, use, sell, offer for sale, export and import (including the exclusive right to Develop, have Developed, Commercialize and have Commercialized) Compounds and Products in the Field in the Territory and (ii) a license to BMS to prosecute, maintain, defend and enforce certain Ambrx Patents as set forth in Article 9.

(c) Notwithstanding anything to the contrary, the licenses granted pursuant to this Section 7.1 with respect to “research” shall not include the right to conduct research to engineer, reverse engineer, extract or modify the ReCODE Components except to the extent as may be expressly set forth in and conducted under the Research Plan or any Production Strain Work Plan.

7.2 Sublicensing by BMS. [***] provided that at any time BMS shall have the right to sublicense any of the license rights granted to it under this Agreement (a) to a Third Party contract manufacturer its rights to make or have made Compound and Product in the Field in the Territory, (b) to a Third Party for the limited purpose of conducting one or more (but not all) aspects of the Development contemplated by this Agreement, (c) to a Third Party so long as such rights are limited to a jurisdiction other than the U.S. or any Major European Country or (d) to an Affiliate. [***] In connection with any such permitted sublicensing, BMS may disclose and provide to such permitted [***] ensure that each of its Sublicensees is bound by a written agreement that is consistent with, and subject to the terms and conditions of, this Agreement. In addition, BMS shall be responsible for the performance of any of its Sublicensees that are exercising rights under a sublicense of the rights granted by Ambrx to BMS under this Agreement, and the grant of any such sublicense shall not relieve BMS of its obligations under this Agreement, except to the extent they are satisfactorily performed by any such Sublicensee(s). Promptly following the execution of each sublicense as provided in this Section 7.2, BMS shall provide Ambrx with a copy of such sublicense agreement; provided that the financial terms of any such sublicense agreement may be redacted. [***]

7.3 Limited Grant Back to Ambrx. Subject to the terms and conditions of this Agreement, BMS hereby grants back to Ambrx a non-exclusive, non-sublicensable, royalty-free license under the Ambrx Technology licensed pursuant to Section 7.1 solely to conduct the Research Program or activities under any Production Strain Work Plan, and not for any other purpose.

7.4 No Other Rights. Except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by a Party to the other Party. All rights with respect to Information, Patent or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.

7.5 Public Domain Information. Nothing in this Agreement shall prevent BMS or its Affiliates from using for any purpose any Know-How or other Confidential Information that is in the public domain.

7.6 Effect of Change of Control of BMS. [***].

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7.7 Certain Rights and Obligations Under the Existing License Agreements. Notwithstanding any other provision of this Agreement, the following provisions shall apply.

(a) Without limiting any other right or remedy of BMS under this Agreement and in order to prevent, ameliorate, mitigate or cure a breach of any of the Existing License Agreements, in the event that Ambrx fails to perform any of its obligations under any of such Existing License Agreements (except to the extent that a breach by BMS of its obligations under this Agreement or any other act or omission by BMS prevents such performance by Ambrx), which failure is not cured within thirty (30) days after written notice from BMS, BMS may perform such obligation on behalf of Ambrx, at Ambrx’s expense, and Ambrx shall reimburse BMS for its costs (including both its out-of-pocket costs and internal costs) in connection with such performance. This Agreement sets forth the obligations of the Parties inter se, and nothing in this Agreement (including any standard of effort set forth herein) shall limit or modify the obligations of Ambrx under the Existing License Agreements.

(b) To the extent that Ambrx is permitted to assert against an Existing Third Party Licensor a claim on behalf of BMS (as Ambrx’s sublicensee) for specific performance of any covenant of an Existing Third Party Licensor contained in the applicable Existing License Agreement, Ambrx shall use reasonable efforts to cooperate with BMS (at BMS’ expense) to permit BMS to assert such claim or request for specific performance by such Existing Third Party Licensor, including, if necessary, allowing BMS to bring such claim in the name of Ambrx; provided that BMS shall give Ambrx written notice of any proposed settlement with such Existing Third Party Licensor and a reasonable opportunity to review and comment on such proposed settlement, and BMS shall not enter into any settlement with such Existing Third Party Licensor that could reasonably be viewed as materially adversely affecting the rights of Ambrx hereunder or under the applicable Existing License Agreement, without Ambrx’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

(c) Whenever Ambrx provides any report, notice or other communication to an Existing Third Party Licensor relating to Compounds, Products and/or this Agreement (or otherwise relating to or impacting the rights sublicensed to BMS under this Agreement) in compliance with any of the obligations under the Existing License Agreements, Ambrx shall provide a copy of such report or notice to BMS at least ten (10) days prior to the time such report, notice or communication is provided to such Existing Third Party Licensor or, if it is impracticable to provide such copy at least ten (10) days ahead of time, Ambrx shall provide such copy to BMS as early as practicable prior to the provision thereof to such Existing Third Party Licensor.

(d) Whenever Ambrx receives any report, notice or other communication relating to Compounds, Products and/or this Agreement (or otherwise relating to or impacting the rights sublicensed to BMS under this Agreement) from an Existing Third Party Licensor with respect to the applicable Existing License Agreement (including any notice with respect to any default, breach or termination of the Existing License Agreement), Ambrx shall promptly provide a copy of such report, notice or other communication to BMS.

(e) Ambrx shall, if reasonably requested by BMS, take commercially reasonable efforts to exercise any of Ambrx’s rights, or to enforce any material obligation of an Existing Third Party Licensor, at Ambrx’s expense, under the applicable Existing License Agreement, in each case as it relates to a Compound and/or Product.

(f) Ambrx shall not agree or consent to any amendment, supplement or other modification to the Existing License Agreement, or exercise any other right or consent thereunder, in each case in a manner that could reasonably be viewed as materially adversely affecting the rights sublicensed to

BMS under this Agreement, without BMS’ prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

(g) Ambrx shall not terminate, and shall not take or fail to take any action that would permit the Existing Third Party Licensor to terminate, any Existing License Agreement (either unilaterally or by mutual agreement with the applicable Existing Third Party Licensor), or any right thereunder, without the prior written consent of BMS, which consent may be given or withheld in BMS’ sole discretion, in each case as it relates to or impacts the rights sublicensed to BMS under this Agreement.

(h) Except to the extent permitted under Section 17.8, Ambrx shall not during the Term grant any Lien (or permit any Lien to attach) with respect to this Agreement or any of the Product Specific Patent Rights. For sake of clarity, any breach of this sub-Section by Ambrx that is not cured within ten (10) Business Days after written notice thereof shall be deemed a material breach of this Agreement.

7.8 Assignment of Ex-US Product Specific Patents

(a) Subject to Sections 7.8(c) and 13.9, Ambrx agrees to assign, and hereby does assign, one-half (1/2) of its right, title and interest in and to each Ex-US Product Specific Patent to BMS so that, after such assignment, all Ex-US Product Specific Patents shall be jointly owned by Ambrx and BMS. Within ninety (90) days after the Effective Date, BMS shall provide to Ambrx and Ambrx shall execute and deliver to BMS, at BMS’ expense, mutually agreed upon documents in the forms required in the applicable jurisdictions in order to perfect the assignment to BMS of the one-half (1/2) interest in and to the Ex-US Product Specific Patents. For any Patents that become Ex-US Product Specific Patents after the Effective Date (i.e., by virtue of being filed after the Effective Date), Ambrx shall assign, and hereby does assign effective as of the date that such Patent becomes an Ex-US Product Specific Patent, one half (1/2) of its right, title and interest in and to each such Patents to BMS within ninety (90) days after such Patents are deemed to have become Ex-US Product Specific Patents. BMS shall provide to Ambrx and Ambrx shall execute and deliver to BMS, at BMS’ expense, mutually agreed upon documents in the forms required in the applicable jurisdictions in order to perfect the assignment to BMS of the one-half (1/2) interest in and to any post-Effective Date Ex-US Product Specific Patents. BMS shall be responsible for recording all such assignments and Ambrx shall reasonably cooperate, at BMS’ expense, with BMS’ efforts to do so. Notwithstanding such assignment, the Ex-US Product Specific Patents shall remain Ambrx Patents.

(b) The assignment of Ex-US Product Specific Patents to BMS pursuant to Section 7.8(a) shall in no way alter BMS’ royalty obligations with respect to such Ex-US Product Specific Patents as set forth in this Agreement. An Ex-US Product Specific Patent shall not become a Joint Patent or a BMS Patent by reason of the assignment contemplated by this Section 7.8, and shall at all times remain an Ambrx Patent which is a Product Specific Patent. In addition, (i) Ambrx shall have the right to exploit, license and grant a security interest in (in all cases, subject to and without limiting the terms and conditions of this Agreement, including Ambrx’s obligations and the rights and licenses granted to BMS under this Agreement, to the extent then in effect) the Ex-US Product Specific Patents without the consent of or a duty of accounting to BMS; (ii) BMS shall not practice the Ex-US Product Specific Patents outside the scope of the licenses granted to BMS in Article 7; (iii) BMS shall have the right to grant licenses under the Ex-US Product Specific Patents only in accordance with its sublicensing rights under Section 7.2, and BMS shall not encumber the Ex-US Product Specific Patents; and (iv) BMS shall not have any rights with respect to the Ex-US Product Specific Patents beyond the scope of the rights conferred pursuant to the license granted in Section 7.1.

(c) For any Patents that cease to be Ex-US Product Specific Patents at any time during the Term by virtue of an amendment of the claims, BMS shall assign, and hereby does assign effective as of the date that Ambrx notifies BMS in writing that such Patent is no longer an Ex-US Product Specific Patent, its entire right, title and interest in and to each such Patent to Ambrx or Ambrx’s designee, and BMS appoints, effective as of the date of such notice from Ambrx, Ambrx as its attorney in fact solely to make such re-assignments and authorizes Ambrx to make such re-assignments. In each case, BMS shall execute and deliver to Ambrx a deed(s) of such assignment, in a mutually agreeable form, within thirty (30) days after the date such Patent ceased to be an Ex-US Product Specific Patent. Ambrx shall be responsible for recording all such assignments and BMS and its successors and assigns shall (a) reasonably cooperate with Ambrx’s efforts to do so, including satisfying the assignment and recording requirements of relevant patent offices and (b) reimburse Ambrx for all expenses incurred by Ambrx in connection with this Section 7.8(c). In addition, BMS hereby grants Ambrx an exclusive, fully sublicensable license under its interest in each such former Ex-US Product Specific Patent during the period from the date such Patent ceased to be an Ex-US Product Specific Patent until such former Ex-US Product Specific Patent is actually re-assigned to Ambrx.

7.9 Security Interest in US Product Specific Patents

(a) Subject to Section 7.9(g), Ambrx hereby grants to BMS a first priority security interest and lien in and to each US Product Specific Patent (the “Ambrx Collateral”) to secure the Ambrx Obligations. Ambrx hereby authorizes BMS to file financing statements, amendments, applications for registration, or other forms under the Uniform Commercial Code (“UCC”) or other Applicable Law describing the Ambrx Collateral and BMS’ security interest and lien therein and thereto. BMS shall be responsible at its sole expense for perfecting such security interest and lien and Ambrx shall reasonably cooperate, at BMS’ expense, with BMS’ efforts to do so.

(b) “Ambrx Obligations” shall mean any obligations of Ambrx pursuant to Section 11.1 and this Section 7.9. The occurrence of any of the following will be an “Ambrx Event of Default”: (i) any material default by Ambrx of any Ambrx Obligations, but subject to the cure period in Section 13.3 and the dispute resolution process in Article 16, or (ii) the occurrence of an Insolvency Event.

(c) Upon the occurrence of any Ambrx Event of Default and during any continuance thereof, BMS will have, in addition to all of the rights and remedies at law or in equity, the remedies of a secured party under the applicable UCC or other Applicable Law with respect to the Ambrx Collateral. Without limiting the generality of the foregoing, upon the occurrence of any Ambrx Event of Default and during any continuance thereof, BMS is specifically entitled, at its option, to foreclose upon, possess, retain, and own all right, title and interest in and with respect to all or any portion of the Ambrx Collateral. Ambrx acknowledges that BMS’ giving ten (10) calendar days notice is reasonable in any circumstances where BMS may be required by law to give Ambrx notice of any exercise of remedies with respect to the Ambrx Collateral pursuant to this Section 7.9. All the rights, privileges, powers and remedies of BMS are cumulative.

(d) Subject to Section 7.9(e), Ambrx will not allow or grant any lien, claim, security interest, encumbrance or other restriction on the Ambrx Collateral other than that created by this Agreement. In addition, Ambrx shall not sell, assign or otherwise dispose of any of the Ambrx Collateral other than to (i) an Affiliate of Ambrx, (ii) a Third Party successor or purchaser of all or substantially all of the business or assets of Ambrx, whether in a merger, sale of stock, sale of assets or other transaction or (iii) a permitted assignee of this Agreement pursuant to Section 17.8; in each case only if such sale, assignment or other disposition is made expressly subject to BMS’ lien on the Ambrx Collateral and BMS’ other rights hereunder and does not limit the other terms and conditions of this Agreement.

(e) Notwithstanding Section 7.9(d), Ambrx may grant junior security interest(s) in the

Ambrx Collateral in connection with the issuance to Ambrx of one or more loans in an aggregate amount not to exceed $50,000,000, provided that any such junior lien and any obligations secured thereby must be expressly subordinated to BMS’ lien and the Ambrx Obligations pursuant to an intercreditor and subordination agreement between BMS and the holder(s) of such junior security interest(s) that is in form and substance reasonably acceptable to BMS. Any such junior security interest shall be subject to and shall not limit the other terms and conditions of this Agreement.

(f) The security interest granted pursuant to this Section 7.9, and any assignment of US Product Specific Patents to BMS upon the exercise of its remedies hereunder, shall in no way alter BMS’ royalty obligations with respect to such US Product Specific Patents, which shall remain Ambrx Patents, as set forth in this Agreement.

(g) Lien Termination. BMS’ security interest in the Ambrx Collateral shall automatically terminate upon the first to occur of the following: (i) termination of this Agreement or (ii) the end of the second consecutive fiscal year during which Ambrx and its Affiliates have recorded positive combined commercial operating profits based upon recurring sources of revenue. BMS appoints Ambrx as its attorney in fact solely to record the release and termination of such security interest in accordance with this Agreement, and authorizes Ambrx to make such recordation. BMS’ foregoing appointment as attorney in fact, coupled with an interest, is irrevocable. BMS shall promptly sign all documents reasonably necessary or useful to document that BMS no longer has any security interest in the Ambrx Collateral, shall cooperate with Ambrx to record the release and termination of such security interests, and shall reimburse Ambrx for all expenses incurred by Ambrx in connection with this Section 7.9(g).

8. PAYMENTS

8.1 Upfront Payment. In consideration for the licenses granted by Ambrx to BMS hereunder and Ambrx’s obligations hereunder to provide technology transfer to BMS and certain research and development expenses incurred by Ambrx prior to the Effective Date, BMS shall pay Ambrx a signing payment of five million Dollars ($5,000,000) within ten (10) Business Days after the Effective Date. Such payment shall be noncreditable and nonrefundable.

8.2 Development Milestone Payments for Product.

(a) BMS shall pay to Ambrx the milestone payments set forth in Table 1 within forty-five (45) days after the first achievement of the specified milestone event by BMS, its Sublicensees or their Affiliates for each Product in the Field, provided that (i) the payment amounts set forth in Table 1 shall only apply to the first Product to reach the milestone event, (ii) for any subsequent Compound, the milestone amount payable shall be [***] of the amount set forth in Table 1 (provided that the full milestone payment amount for such milestone event had been previously paid for the first Product to achieve the milestone event) and (iii) the payment amounts set forth in Table 1 shall be subject to Section 8.2(b). Such payments shall be noncreditable (except as set forth in Section 8.2(b) below) and nonrefundable. BMS shall provide written notice to Ambrx within ten (10) Business Days after the first achievement of the specified milestone event by BMS or its Affiliates and within twenty (20) days after the first achievement of the specified milestone event by its Sublicensees or their Affiliates.

Table 1

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Milestone Event for Product	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) The milestone payments as set forth above shall be payable by BMS to Ambrx upon the first achievement of the milestone event for the first Product to achieve such milestone event. For each subsequent Product (i.e., each Product containing a different Compound) to achieve the milestone event, the payment shall be deferred as set forth below. Until [***], the milestone payments for each subsequent Product to achieve the same milestone event will be deferred. In addition, if Development is discontinued for a Product [***], the previously paid milestone payments for that Product will be applied and credited toward the milestone payments for the next most advanced subsequent Product in Development. Once [***], any deferred milestone payments for the next most advanced subsequent Product still continuing in Development will be due. As [***], deferred milestone payments will be paid consistent with the foregoing for any further Products that are advanced through Development. For the purposes of Section 8.2, all Products that contain the same Compound shall be considered the same Product.

(c) For clarification, Exhibit G sets forth examples illustrating how development milestone payments are intended to be paid in accordance with this Section 8.2.

8.3 Royalty Payments to Ambrx.

(a) General. Subject to the other provisions of this Article 8 and other provisions of this Agreement, in consideration of the licenses granted by Ambrx to BMS hereunder to the Ambrx Technology, BMS shall pay to Ambrx royalties based on the Net Sales of each Product during the applicable Royalty Term for such Product. The royalty payable with respect to each particular Product shall be based on the level of aggregate annual Net Sales of such Product in the Territory in a given Calendar Year period by BMS, its Affiliates and Sublicensees, with the royalty rate tiered based upon the level of such aggregate worldwide Net Sales in such Calendar Year period. Royalties shall be calculated by multiplying the applicable royalty rates by the corresponding amount of the portion of Net Sales of the applicable Product within each of the Net Sales tiers during such Calendar Year as set forth below.

(b) Royalty on Products. BMS will pay to Ambrx a royalty on Net Sales of Products, on a Product-by-Product basis, by BMS, its Affiliates and Sublicensees in the Territory based on the Net Sales tiers and royalty rates as set forth in the table below (the “Base Royalty Rate”) (subject to any offsets

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

or reductions set forth below in this Section 8.3).

Annual Net Sales (Determined Separately for Each Product)	Base Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, the Net Sales thresholds in the table above shall be determined on a Product-by-Product basis. By way of example, if the aggregate Net Sales of a Product in the Territory in a particular Calendar Year are [***] the amount of royalties payable hereunder shall be calculated as follows (subject to any applicable reductions under this Section 8.3): [***].

(c) Third Party Payments.

(i) Ambrx shall bear all Third Party license payments, milestones, royalties and other payments owed with respect to a Compound and/or Product involving intellectual property (including Patents) that: (A) is licensed or otherwise acquired by Ambrx as of the Effective Date (including, any payment obligations of Ambrx under the Existing License Agreements) or thereafter during the Term and/or (B) is intellectual property that Ambrx received written notice of potential infringement from a Third Party prior to the Effective Date and did not disclose same to BMS in writing prior to the Effective Date.

(ii) Subject to Section 8.3(c)(i) and Section 9.8, if BMS, in its good faith judgment, believes that it is necessary to obtain a license from any Third Party under any Necessary Third Party Patent in order to Develop, manufacture or Commercialize any Compound or Product, BMS’ royalty obligations set forth above shall be reduced by [***] of the amount of the payments made by BMS to such Third Party on account of such license, provided that the royalties paid shall not be reduced in any such event below [***] of the amount that would otherwise be due pursuant to Section 8.3(b) with respect to any calendar quarter. If, but for the proviso in the preceding sentence, the deduction under this Section 8.3(c)(ii) would have reduced a royalty payment made by BMS by more than [***], then the amount of such deduction that exceeds [***] will be carried over to subsequent royalty payments until the full amount that BMS would have been entitled to deduct (absent the above limitation) is deducted. “Necessary Third Party Patent” means a Third Party Patent that Covers (x) [***].

(d) Biosimilar Competition. During the portion of the applicable Royalty Term in a particular country where there are one or more products being sold in such country that are Biosimilar Products with respect to such Product, then the Base Royalty Rates set forth in Section 8.3(b), as adjusted by Section 8.3(c)(ii), with respect to such Product shall be reduced as follows:

(i) by [***], in the event that in any calendar quarter such Biosimilar Product(s), by unit equivalent volume in such country, exceed a [***] share of the market; and

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(ii) by [***] in the event that in any calendar quarter such Biosimilar Product(s), by unit equivalent volume in such country, exceed a [***] share of the market.

For purposes of this Section 8.3(d), “market” refers to the aggregate of the sales of the Biosimilar Product(s) and the applicable Product in a country.

(e) One Royalty. For clarity, only one royalty shall be due to Ambrx with respect to the same unit of Product.

(f) Royalty Term. Royalties payable by BMS to Ambrx under Section 8.3 shall be paid on a Product-by-Product and country-by-country basis until the later of (i) ten (10) years after First Commercial Sale of the applicable Product in such country, and (ii) expiration in such country of the last Valid Claim of the last to expire Ambrx Patent that would be infringed by the sale of such Product in such country absent a license with respect to such Ambrx Patent under this Agreement (the “Initial Royalty Term”). [***] Upon the expiration of the Royalty Term with respect to a Product in a country, BMS shall have a fully-paid-up perpetual license under Section 7.1 for the making, using, selling, offering for sale and importing of such Product in such country.

(g) [***]

8.4 Offset for Payments to Existing Third Party Licensors. In the event that BMS pays or is required to pay any royalties, milestones or other payments to any Existing Third Party Licensor (a) with respect to any Compound or Product that Ambrx would otherwise be required to pay under the corresponding Existing License Agreement, or (b) following the termination of the corresponding Existing License Agreement in connection with obtaining rights to Ambrx Technology directly from the corresponding Existing Third Party Licensor that were sublicensed to BMS hereunder prior to such termination, then, notwithstanding anything in this Agreement to the contrary, BMS may deduct from any payment owed to Ambrx hereunder, after all other applicable reductions, any such payment made by BMS to such Existing Third Party Licensor.

8.5 Royalty Payments and Reports. All amounts payable to Ambrx pursuant to Section 8.3 shall be paid in Dollars within sixty (60) days after the end of the calendar quarter in which the applicable Net Sales were recorded. Each payment of royalties shall be accompanied by a royalty report providing a statement, on a Product-by-Product and country-by-country basis, of: (a) the amount of Net Sales of Products in the Territory during the applicable calendar quarter, (b) a calculation of the amount of royalty payment due in Dollars on such Net Sales for such calendar quarter, and (c) the amount of withholding taxes, if any, required by Applicable Law to be deducted with respect to such royalties[***].

8.6 Payment Method. All payments due under this Agreement to Ambrx shall be made by bank wire transfer in immediately available funds to an account designated by Ambrx. All payments hereunder shall be made in Dollars.

8.7 Taxes. Ambrx will pay any and all taxes levied on account of all payments it receives under this Agreement. If laws or regulations require that taxes be withheld with respect to any royalty payments by BMS to Ambrx under this Agreement, BMS will: (i) deduct those taxes from the remittable payment, (ii) pay the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to Ambrx on a timely basis following that tax payment. Each Party agrees to cooperate with the

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss applicable mechanisms for minimizing such taxes to the extent possible in compliance with Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

8.8 Royalty on Sublicensee Sales. BMS shall have the responsibility to account for and report sales of any Product by a Sublicensee on the same basis as if such sales were Net Sales by BMS. BMS shall pay to Ambrx such Sublicensee amounts when due under this Agreement.

8.9 Foreign Exchange. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with BMS’ normal practices used to prepare its audited financial statements for internal and external reporting purposes.

8.10 Records. BMS shall keep, and shall cause its Affiliates and Sublicensees to keep, complete, true and accurate books of accounts and records, including gross sales and any deductions thereto in connection with calculation of Net Sales, sufficient to determine and establish the amounts payable incurred under this Agreement, and compliance with the other terms and conditions of this Agreement. Such books and records shall be kept reasonably accessible and shall be made available for inspection for a three (3) year period in accordance with Section 8.11 below.

8.11 Inspection of BMS Records. Upon reasonable prior notice, BMS shall permit an independent nationally recognized certified public accounting firm (subject to obligations of confidentiality to BMS), appointed by Ambrx and reasonably acceptable to BMS, to inspect the audited financial records of BMS to the extent relating to payments to Ambrx; provided that such inspection shall not occur more often than once per Calendar Year, unless a material error is discovered in such inspection in which case Ambrx shall have the right to conduct a more thorough inspection for such period. If Ambrx, after inspecting the audited financial records of BMS discovers material errors, then BMS shall permit an independent nationally recognized certified public accounting firm (subject to obligations of confidentiality to BMS), appointed by Ambrx and reasonably acceptable to the BMS, to inspect the books and records described in Section 8.11; provided that such inspection shall not occur more often than once per Calendar Year, unless a material error is discovered in such inspection in which case Ambrx shall have the right to conduct an additional audit for such period. Any inspection conducted under this Section 8.11 shall be at the expense of Ambrx, unless such inspection reveals any underpayment of the royalties due hereunder for the audited period by at least [***], in which case the full costs of such inspection for such period shall be borne by BMS. Any underpayment shall be paid by BMS to Ambrx within forty-five (45) days with interest on the underpayment at the rate specified in Section 8.11 from the date such payment was originally due, and any overpayment shall be credited against future amounts due by BMS to Ambrx.

8.12 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [***] or any successor thereto, at 12:01 a.m. on the first day of each calendar quarter in which such payments are overdue or (b) [***] in each case calculated on the number of days such payment is delinquent, compounded monthly.

8.13 Payments to or Reports by Affiliates. Any payment required under any provision of this Agreement to be made to either Party or any report required to be made by any Party shall be made to or by

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an Affiliate of that Party if designated in writing by that Party as the appropriate recipient or reporting entity.

9. PATENT PROSECUTION AND ENFORCEMENT

9.1 Ownership of Information and Inventions. Subject to Section 7.8 and 7.9, each Party will own all inventions (and Patents that claim such inventions) solely invented by or on behalf of it and/or its Affiliates and/or their respective employees, agents and independent contractors in the course of conducting its activities under this Agreement (collectively, “Sole Inventions”). All inventions invented jointly by employees, Affiliates, agents, or independent contractors of each Party in the course of conducting its activities under this Agreement (collectively, “Joint Inventions”) and Joint Patents will be owned jointly by the Parties. Subject to a Party’s obligations under applicable terms of this Agreement (e.g., licenses granted hereunder, confidentiality obligations, etc.) with respect to same, any Information generated during or resulting from a Party’s activities under this Agreement may be used by such Party for any purpose. This Agreement will be understood to be a joint research agreement under 35 U.S.C. §103(c)(3) entered into for the purpose of researching, identifying and developing Compounds and Products under the terms set forth herein.

9.2 Prosecution of Product Specific Patents.

(a) BMS will have the first right, but not the obligation, to draft, file, prosecute and maintain (including any oppositions, interferences, reissue proceedings, reexaminations and post-grant proceedings) in all jurisdictions in the Territory the Product Specific Patents (such activities with respect to Patents being the “Prosecution”, with the term “Prosecute” having the corresponding meaning). Such Prosecution of the Product Specific Patents shall be handled by outside counsel mutually agreed upon by the Parties that will jointly represent the Parties (the “Patent Firm”). Subject to Section 9.2(b) and (c), BMS shall bear one hundred percent (100%) of the Patent Prosecution Costs for the Product Specific Patents, and shall have lead responsibility and decision-making control for such Prosecution of the Product Specific Patents. For clarity, each Party will bear its own internal costs (i.e., those costs that are not Patent Prosecution Costs) with respect to its Prosecution activities for the Product Specific Patents.

(b) The Parties will cooperate in the Prosecution of the Product Specific Patents in all respects. Ambrx will provide BMS all reasonable assistance and cooperation in its Prosecution efforts with respect to the Product Specific Patents, including providing any necessary powers of attorney and executing any other required documents or instruments for such Prosecution, including obtaining the assistance and cooperation of the Existing Third Party Licensors, as necessary to Prosecute the Product Specific Patents.

(c) In the event that BMS elects not to Prosecute in any country any Patent within the Product Specific Patents, BMS will give Ambrx at least thirty (30) days notice before any relevant deadline and provide to Ambrx information it reasonably requests relating to the Product Specific Patent. Ambrx will then have the right to assume responsibility, using patent counsel of its choice, for the Prosecution of such Product Specific Patent. If Ambrx assumes responsibility for the Prosecution for any such Product Specific Patents as set forth above, then the Patent Prosecution Costs incurred by Ambrx in the course of such Prosecution will thereafter be borne by Ambrx, and such Product Specific Patent shall thereafter be deemed to be an Other Ambrx Patent and BMS’ license rights with respect to such Product Specific Patent under Section 7.1 shall become nonexclusive. The Parties will cooperate in such Prosecution in all respects. Each Party will provide the other Party all reasonable assistance and cooperation in such Prosecution efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such Prosecution. Each Party will provide the other Party with copies of any documents it receives or prepares in connection with such Prosecution and will inform the other Party of the progress of it. Before filing in connection with such Prosecution any document with a patent office, each Party will provide a copy of the document to the other Party sufficiently in advance to enable the other Party to comment on it, and the first Party will give due consideration to such comments.

(d) Patent Term Adjustments or Extensions. The Parties will confer regarding the desirability of seeking in any country any patent term adjustment, patent term extension, supplemental patent protection or related extension of rights with respect to the Product Specific Patents. BMS shall have the sole right, but not the obligation, to apply for any such adjustment, extension or protection. Neither Party will proceed with such an extension until the Parties have consulted with one another and agreed to a strategy therefor, provided that in the case where the Parties are unable to reach consensus, BMS will have the final decision-making authority with respect to such decision; provided further that such decision will be made in accordance with Applicable Law so as to maximize marketing exclusivity for the Product in the Field. Without limiting the foregoing, Ambrx covenants that it will not seek patent term extensions, supplemental protection certificates, or similar rights or extensions for the Product Specific Patents without the prior written consent of BMS, not to be unreasonably withheld. Each Party will cooperate fully with and provide all reasonable assistance to the other Party and use all commercially reasonable efforts consistent with its obligations under Applicable Law (including any applicable consent order or decree) in connection with obtaining any such adjustments or extensions for the Product Specific Patents consistent with such strategy. To the extent reasonably and legally required in order to obtain any such adjustment or extension in a particular country, each Party will make available to the other a copy of the necessary documentation to enable such other Party to use the same for the purpose of obtaining the adjustment or extension in such country.

9.3 Data Exclusivity. As applicable, BMS will have the sole right and authority for securing, maintaining and enforcing exclusivity rights that may be available under Applicable Law in a country for a Product, such as any data, market, pediatric, orphan drug or other regulatory exclusivity periods. Ambrx will cooperate fully with and provide all reasonable assistance to BMS and use all commercially reasonable efforts consistent with its obligations under Applicable Law (including any applicable consent order or decree) to seek, maintain and enforce all data exclusivity periods available for the Products.

9.4 Prosecution of Other Patents

(a) Joint Patents That Are Not Ambrx Patents. This Section 9.4(a) will apply only to Joint Patents that are not Ambrx Patents. BMS will have the first right, but not the obligation, to Prosecute in all jurisdictions all Joint Patents that are not Ambrx Patents. If BMS determines in its sole discretion to abandon, cease prosecution of or otherwise not file or maintain any such Joint Patent in any jurisdiction, then BMS will provide Ambrx written notice of such determination at least thirty (30) days before any deadline for taking action to avoid abandonment (or other loss of rights) and will provide Ambrx with the opportunity to prepare, file, prosecute and maintain such Joint Patent in such jurisdiction. The Party that is responsible for Prosecuting a particular Joint Patent (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding such Joint Patent, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding such Joint Patent being prosecuted by such Party, and will provide the other Party drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that such other Party may have an opportunity to review and comment thereon. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Unless the Parties agree otherwise, each Party will bear its own internal costs and the Patent Prosecution Costs that it incurs with respect to the Prosecution of such Joint Patents that are not Ambrx Patents.

(b) BMS Patents. BMS will have the sole right and authority with respect to BMS Patents in any jurisdiction, including Prosecution and enforcement. BMS will be responsible for all costs incurred by it (including all Patent Prosecution Costs) in the course of Prosecuting and enforcing such BMS Patents.

(c) Other Ambrx Patents. As between the Parties, Ambrx will have the first right, but not the obligation, to Prosecute in all jurisdictions all Ambrx Patents other than the Core Patents, Scripps Patents and Product Specific Patents (“Other Ambrx Patents”). If Ambrx determines in its sole discretion to abandon, cease prosecution of or otherwise not file or maintain any such Other Ambrx Patent in any Major Market, then Ambrx will provide BMS written notice of such determination at least thirty (30) days before any deadline for taking action to avoid abandonment (or other loss of rights) and will provide BMS with the opportunity to prepare, file, prosecute and maintain such Other Ambrx Patent in such Major Market. The Prosecuting Party will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding such Other Ambrx Patent, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding such Other Ambrx Patent being prosecuted by such Party, and will provide the other Party drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that such other Party may have an opportunity to review and comment thereon. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Unless the Parties agree otherwise, Ambrx will be responsible for all costs incurred by it (including all Patent Prosecution Costs) in the course of Prosecuting and enforcing such Other Ambrx Patents.

(d) Core Patents and Scripps Patents. Ambrx will have the sole right and authority with respect to Core Patents and Scripps Patents in any jurisdiction, including Prosecution and enforcement. Ambrx will be responsible for all costs incurred by it (including all Patent Prosecution Costs) in the course of Prosecuting and enforcing such Core Patents and Scripps Patents.

9.5 Infringement of Ambrx Patents by Third Parties.

(a) Notification. The Parties will promptly notify each other of any actual, threatened, alleged or suspected infringement by a Third Party (an “Infringement”) of the Ambrx Patents. A notice under 42 U.S.C. 262(l) (however such section may be amended from time to time during the Term) with respect to a Product will be deemed to describe an act of Infringement, regardless of its content. As permitted by Applicable Law, each Party will promptly notify the other Party in writing of any such Infringement of which it becomes aware, and will provide evidence in such Party’s possession demonstrating such Infringement. In particular, each Party will notify and provide the other Party with copies of any allegations of patent invalidity, unenforceability or non-infringement of any Ambrx Patents Covering a Compound or Product (including methods of use or manufacture thereof). Such notification and copies will be provided by the Party receiving such certification to the other Party as soon as practicable and, unless prohibited by Applicable Law, at least within five (5) days after the receiving Party receives such certification. Such notification and copies will be sent by facsimile and overnight courier to BMS at the address set forth below, and to Ambrx at the address specified in Section 17.5.

Bristol-Myers Squibb Company

P.O. Box 4000

Route 206 & Province Line Road

Princeton, New Jersey 08543-4000

Attention: Vice President and Chief Intellectual Property Counsel

Telephone: 609-252-4825

Facsimile: 609-252-7884

(b) BMS will have the first right, but not the obligation, to bring and control, at its expense, an appropriate suit or other action before any government or private tribunal against any person or entity allegedly engaged in any Infringement (an “Infringement Action”) of any Product Specific Patent to remedy the Infringement (or to settle or otherwise secure the abatement of such Infringement). The foregoing right of BMS shall include the right to perform all actions of a reference product sponsor set forth in 42 USC 262(l). Ambrx will have the right, at its own expense and by counsel of its choice, to be represented in any Infringement Action with respect to a Product Specific Patent (“Product Specific Infringement Action”). At BMS’ request, Ambrx will join any Product Specific Infringement Action as a party and will use commercially reasonable efforts to cause any applicable Existing Third Party Licensor to join such Product Specific Infringement Action as a party (all at BMS’ expense) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action. BMS will have a period of one hundred and eighty (180) days after its receipt or delivery of notice and evidence pursuant to Section 9.5(a) to elect to so enforce such Product Specific Patents in the applicable jurisdiction (or to settle or otherwise secure the abatement of such Infringement), provided, however, that such period will be more that one hundred and eighty (180) days to the extent Applicable Law prevents earlier enforcement of such Product Specific Patents (such as the enforcement process set forth in 42 USC 262(l)) and such period will be less than one hundred and eighty (180) days to the extent that a delay in bringing an action to enforce the applicable Product Specific Patents against such alleged Third Party infringer would limit or compromise the remedies (including monetary and injunctive relief) available against such alleged Third Party infringer. In the event BMS does not so elect (or settle or otherwise secure the abatement of such Infringement) within the aforementioned period of time or twenty (20) days before the time limit, if any, for the filing of a Product Specific Infringement Action, whichever is sooner, it will so notify Ambrx in writing and in the case where Ambrx then desires to commence a suit or take action to enforce the applicable Product Specific Patents with respect to such Infringement in the applicable jurisdiction, the Parties will confer and upon BMS’ prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), Ambrx will have the right to commence such a suit or take such action to enforce the applicable Product Specific Patents, at Ambrx’s expense. Each Party will provide to the Party enforcing any such rights under this Section 9.5(b) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and will reasonably consider the other Party’s comments on any such efforts.

(c) Settlement. Without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), neither Party will settle any Product Specific Infringement Action in any manner that would adversely affect a Product Specific Patent or that would limit or restrict the ability of BMS (or its Affiliates or Sublicensees, as applicable) to sell Products anywhere in the Territory.

(d) Expenses and Recoveries. A Party bringing a Product Specific Infringement Action under this Section 9.5 against any Third Party engaged in Infringement of the Product Specific Patents will be solely responsible for any expenses incurred by such Party as a result of such Product Specific Infringement Action. If such Party recovers monetary damages from such Third Party in such Product Specific Infringement Action, such recovery will first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it will be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. If after such reimbursement any funds remain from such damages, such funds will be shared as follows: (i) if BMS is the Party bringing such Product

Specific Infringement Action, such remaining funds will be retained by BMS and treated as Net Sales of Product, and (iii) if Ambrx is the Party bringing such Product Specific Infringement Action, such remaining funds will be [***].

9.6 Infringement of Joint Patents That Are Not Ambrx Patents.

(a) BMS will have the right, but not the obligation, to bring at its expense an appropriate suit or other action against any Third Party allegedly engaged in any Infringement of Joint Patents that are not Ambrx Patents. BMS will have a period of one hundred eighty (180) days after its receipt or delivery of notice of such Infringement to elect to so enforce such Joint Patent (or to settle or otherwise secure the abatement of such Infringement), provided, however, that such period will be more than one hundred and eighty (180) days to the extent Applicable Law prevents earlier enforcement of such Joint Patents (such as the enforcement process set forth in 42 USC 262(l)) and such period will be less than one hundred eighty (180) days to the extent that a delay in bringing an action to enforce the applicable Joint Patents against such alleged Third Party infringer would limit or compromise the remedies (including monetary and injunctive relief) available against such alleged Third Party infringer. In the event BMS does not so elect (or settle or otherwise secure the abatement of such Infringement), it will so notify Ambrx in writing and in the case where Ambrx then desires to commence a suit or take action to enforce the applicable Joint Patents with respect to such infringement, the Parties will confer and Ambrx will have the right to commence such a suit or take such action to enforce the applicable Joint Patents, at Ambrx’s expense, subject to BMS’ prior written consent, not to be unreasonably withheld, conditioned or delayed. Each Party will provide to the Party enforcing any such rights under this Section 9.6(a) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and will reasonably consider the other Party’s comments on any such efforts.

(b) Without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), neither Party will settle any claim, suit or action that it may bring with respect to a Joint Patent that is not an Ambrx Patent.

(c) A Party bringing a claim, suit or action under Section 9.6(a) against any Third Party engaged in Infringement of any Joint Patent that is not an Ambrx Patent will be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery will first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it will be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. If after such reimbursement any funds remain from such damages, such funds will be shared as follows: (i) if BMS is the Party bringing such suit, such remaining funds will be retained by BMS and treated as Net Sales of Product, and (iii) if Ambrx is the Party bringing such Infringement Action, such remaining funds will be retained as [***].

9.7 Infringement of Other Ambrx Patents.

(a) Ambrx will have the sole right, but not the obligation, to bring at its expense an appropriate suit or other action against any Third Party allegedly engaged in any Infringement of Joint

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Patents that are Other Ambrx Patents. Ambrx will have a period of one hundred eighty (180) days after its receipt or delivery of notice of such Infringement to elect to so enforce such Other Ambrx Patent (or to settle or otherwise secure the abatement of such Infringement), provided, however, that such period will be more than one hundred eighty (180) days to the extent Applicable Law prevents earlier enforcement of such Other Ambrx Patents (such as the enforcement process set forth in 42 USC 262(l)) and such period will be less than one hundred eighty (180) days to the extent that a delay in bringing an action to enforce the applicable Other Ambrx Patents against such alleged Third Party infringer would limit or compromise the remedies (including monetary and injunctive relief) available against such alleged Third Party infringer. In the event Ambrx does not so elect (or settle or otherwise secure the abatement of such Infringement), it will so notify BMS in writing and in the case where BMS then desires to commence a suit or take action to enforce the applicable Other Ambrx Patents with respect to such Infringement, the Parties will confer and, unless and until Scripps exercises any rights it may have under its Existing License Agreement, BMS will have the right to commence such a suit or take such action to enforce the applicable Other Ambrx Patents, at BMS’ expense, subject to Ambrx’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Each Party will provide to the Party enforcing any such rights under this Section 9.7

(a) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, and will reasonably consider the other Party’s comments on any such efforts.

(b) Without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), neither Party will settle any Infringement Action related to any Other Ambrx Patent in any manner that would limit or restrict the ability of BMS (or its Affiliates or Sublicensees, as applicable) to sell Products anywhere in the Territory.

(c) A Party bringing a claim, suit or action under Section 9.7(a) against any Third Party engaged in Infringement of any Other Ambrx Patent will be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery will first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it will be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. If after such reimbursement any funds remain from such damages, such funds will be shared as follows: (i) if BMS is the Party bringing such suit, such remaining funds will be retained by BMS and treated as Net Sales of Product and (ii) if Ambrx is the Party bringing such Infringement Action, such remaining funds will be retained as [***]. Notwithstanding the foregoing proposed allocation, in the event that Scripps exercises any right it may have under the Scripps Agreement to control an Infringement Action, then, in lieu of such allocations, the remaining funds shall be divided as follows: (A) Scripps shall receive the portion of such remaining funds to which it is entitled under the Scripps Agreement and (B) BMS shall retain the balance which shall be treated as Net Sales of Product.

9.8 Third Party Rights.

(a) The Parties will promptly notify each other of any written allegation that any activity pursuant to this Agreement infringes the Patent rights of any Third Party. In addition, the Parties will notify each other if either Party desires to obtain a license or otherwise pursue a defense or settlement with respect to any Third Party Patent that may be considered to Cover the use or application of the Ambrx ReCODE Technology as used or applied to Products or Compounds.

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(b) Subject to Section 9.8(c), (d) and (e), with respect to any Third Party Patent under Section 9.8(a), BMS will have the first right to control, at its expense, obtaining a license with respect to such Third Party Patent that specifically Covers the composition, formulation, method of use and/or method of manufacture of any Compound and/or Product. Subject to Section 9.8(c), (d) and (e), in all other cases with respect to any Third Party Patent under Section 9.8(a), Ambrx shall have the first right to control, at its expense, obtaining a license with respect to such Third Party Patent, and to negotiate the terms and conditions of, to enter into and make all the payments due pursuant to a license agreement with respect to such Third Party Patent (with the Third Party Patent rights required by BMS with respect to Compounds and Products being included in the Ambrx Patents and sublicensed by Ambrx to BMS under Section 7.1) (such license agreement between Ambrx and such Third Party being a “Necessary License Agreement”). In the event that Ambrx elects to seek to obtain such a Necessary License Agreement, Ambrx will use Diligent Efforts to enter into such Necessary License Agreement. In the case that Ambrx has not entered into such Necessary License Agreement for any reason within a reasonable period of time (but in any event no longer than twelve (12) months) after the Parties have mutually agreed that Ambrx will seek the Necessary License Agreement, BMS shall then have the right to proceed, at its expense, with such license with respect to such Third Party Patent as it decides in its sole discretion, subject to Section 9.8(c), (d) and (e).

(c) Notwithstanding the foregoing, in the case a claim of infringement of a Patent is brought against a Party in a suit or other action or proceeding with respect to any Third Party Patent under Section 9.8(a), such Party will have the right, at its own expense and by counsel of its own choice, to prosecute and defend any such claim in such suit or other action or proceeding. If both Parties are named, the Parties shall meet and determine who is best situated to lead any such suit or other action or proceeding.

(d) Without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), neither Party will settle any claim under this Section 9.8 in any manner that would (i) limit or restrict the ability of BMS (or its Affiliates or Sublicensees, as applicable) to sell Products anywhere in the Territory or (ii) impose any obligation, restriction or limitation on the other Party.

(e) The Parties will cooperate in all respects with one another in prosecuting or defending any action pursuant to this Section 9.8.

9.9 Reexaminations, Oppositions and Related Actions.

(a) The Parties will promptly notify each other in the event that any Third Party files, or threatens to file, any paper in a court, patent office or other government entity, seeking to invalidate, reexamine, oppose or compel the licensing of any Ambrx Patent (any such Third Party action being a “Patent Challenge”).

(b) BMS will have the first right to bring and control, at its expense, any effort in defense of such a Patent Challenge against a Product Specific Patent, except in the case where such Patent Challenge is made in connection with an Infringement Action in which case the enforcing Party in the Infringement Action will have the first right to bring and control the defense of such Patent Challenge and such Patent Challenge will be considered part of the Infringement Action under this Article 9. In the case where BMS controls the defense of such Patent Challenge, Ambrx will have the right, at its own expense and by counsel of its choice, to be represented in any such effort. If BMS fails to take action to defend such Patent Challenge within thirty (30) days of the time limit for bringing such defense (or within such shorter period to the extent that a delay in bringing such defense would limit or compromise the outcome of such defense of such Patent Challenge), then Ambrx will have the right, but not the obligation, to bring and control any effort in defense of such Patent Challenge at its own expense.

(c) Ambrx will have the first right to bring and control, at its expense, any effort in defense of such a Patent Challenge related to any Other Ambrx Patent, except in the case where such Patent Challenge is made in connection with an Infringement Action in which case the enforcing Party in the Infringement Action will have the first right to bring and control the defense of such Patent Challenge and such Patent Challenge will be considered part of the Infringement Action under this Article 9. In the case where Ambrx controls the defense of such Patent Challenge, BMS will have the right, at its own expense and by counsel of its choice, to be represented in any such effort. If Ambrx fails to take action to defend such Patent Challenge within thirty (30) days of the time limit for bringing such defense (or within such shorter period to the extent that a delay in bringing such defense would limit or compromise the outcome of such defense of such Patent Challenge), then BMS will have the right, but not the obligation, to bring and control any effort in defense of such Patent Challenge at its own expense.

9.10 Disclosure of Inventions. Each Party will promptly disclose to the other Party all invention disclosures submitted to such Party by its or its Affiliates’ employees describing Joint Inventions and Sole Inventions. Each Party will also respond promptly to reasonable requests from the other Party for more Information relating to such inventions.

9.11 Patent Contacts. Each Party will designate patent counsel representatives who will be responsible for coordinating the activities between the Parties in accordance with this Article 9 (each a “Patent Contact”). Each Party will designate its initial Patent Contact within thirty (30) days following the Effective Date and will promptly thereafter notify the other Party of such designation. If at any time a vacancy occurs for any reason, the Party that appointed the prior incumbent will as soon as reasonably practicable appoint a successor. Each Party will promptly notify the other Party of any substitution of another person as its Patent Contact. The Patent Contacts will, from time to time, coordinate the respective patent strategies of the Parties relating to this Agreement. In particular the Patent Contacts will review and update the list of Ambrx Patents from time to time to ensure that all Products being Developed or Commercialized are covered.

9.12 Personnel Obligations. Prior to receiving any Confidential Information or beginning work under this Agreement relating to any research, Development or Commercialization of a Compound or a Product, each employee, agent or independent contractor of BMS or Ambrx or of either Party’s respective Affiliates will be bound in writing by non-disclosure and invention assignment obligations which are consistent with the obligations of BMS or Ambrx under this Agreement (provided that where necessary in the case of a Third Party (i) such Third Party shall agree to grant BMS or Ambrx, as the case may be, an exclusive license with the right to grant sublicenses with respect to resulting inventions and Patents and (ii) the period of time with respect to non-disclosure obligations may be shorter, but in no event less than seven (7) years from the effective date of the written obligation).

9.13 Further Action. Each Party will, upon the reasonable request of the other Party, provide such assistance and execute such documents as are reasonably necessary for such Party to exercise its rights and perform its obligations pursuant to this Article 9; provided, however, that neither Party will be required to take any action pursuant to Article 9 that such Party reasonably determines in its sole judgment and discretion conflicts with or violates any applicable court or government order or decree or Applicable Law.

10. TRADEMARKS

10.1 Product Trademarks. BMS shall be solely responsible for the selection (including the creation, searching and clearing), registration, maintenance, policing and enforcement of all trademarks developed for use in connection with the marketing, sale or distribution of Products in the Field in the Territory (the “Product Marks”). BMS shall own all Product Marks, and all trademark registrations for said marks.

10.2 Use of Name. Neither Party shall, without the other Party’s prior written consent, use any trademarks or other marks of the other Party (including the other Party’s corporate name), trademarks, advertising taglines or slogans confusingly similar thereto, in connection with such Party’s marketing or promotion of Products under this Agreement or for any other purpose, except as may be expressly authorized in writing in connection with activities under this Agreement and except to the extent required to comply with Applicable Law.

10.3 Further Actions. Each Party shall, upon the reasonable request of the other Party, provide such assistance and execute such documents as are reasonably necessary for such Party to exercise its rights and/or perform its obligations pursuant to this Article 10; provided, however, that neither Party shall be required to take any action pursuant to Article 10 that such Party reasonably determines in its sole judgment and discretion conflicts with or violates any applicable court or government order or decree or Applicable Law.

11. EXCLUSIVITY

11.1 Exclusivity. Ambrx agrees that it will not work independently of this Agreement during the Term for itself or any Third Party (including the grant of any license or option to any Third Party) with respect to discovery, research and/or development activities with respect to (i) Compounds and Products in the Territory and/or (ii) any non-human versions of Relaxin having one or more non-naturally occurring amino acid(s) incorporated using the Ambrx ReCODE Technology (including any conjugate thereof) for use in the Field in the Territory.

12. CONFIDENTIALITY

12.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party (the “Receiving Party”) agrees that, for the Term and for five (5) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information furnished to it by the other Party (the “Disclosing Party”) pursuant to this Agreement except for that portion of such Information that the Receiving Party can demonstrate by competent written proof:

(a) was already known to the Receiving Party or any of its Affiliates, other than under an obligation of confidentiality to the Disclosing Party, at the time of disclosure by the other Party;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party without obligations of confidentiality to the Disclosing Party with respect thereto; or

(e) is subsequently independently discovered or developed by the Receiving Party or its Affiliate without the aid, application, or use of Confidential Information of the Disclosing Party.

All Information generated by either Party in the Development of a Compound or Product after the Effective Date or licensed to BMS hereunder shall be treated as the Confidential Information of BMS. For clarity,

Information generated by Ambrx with respect to the Ambrx ReCODE Technology independently of the Research Program shall be Ambrx Confidential Information.

12.2 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following situations:

(a) filing or prosecuting Patents in accordance with Article 9;

(b) subject to Section 12.3, regulatory filings and other filings with Governmental Authorities (including Regulatory Authorities), including filings with the FDA, as necessary for the Development or Commercialization of a Product, as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

(c) prosecuting or defending litigation;

(d) complying with Applicable Law, including regulations promulgated by securities exchanges;

(e) subject to Section 12.3, complying with Applicable Law, including regulations promulgated by securities exchanges;

(f) disclosure to its Affiliates, employees, agents, independent contractors, licensors and any Sublicensees of the Ambrx Technology only on a need-to-know basis and solely in connection with the performance of this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure;

(g) disclosure of the material terms of this Agreement to any bona fide potential or actual investor, stockholder, investment banker, acquirer, merger partner or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure;

(h) disclosure of the stage of Development of Products under this Agreement to any bona fide potential or actual investor, stockholder, investment banker, acquirer, merger partner or other potential or actual financial partner; provided that each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure;

(i) disclosure of certain blinded data generated under this Agreement to any bona fide potential or actual investor, stockholder, investment banker, acquirer, merger partner or other potential or actual financial partner; provided that (A) each disclosee must be bound by obligations of confidentiality and non-use at least as equivalent in scope as and no less restrictive than those set forth in this Article 12 prior to any such disclosure and (B) any such disclosure by Ambrx shall be subject to BMS’ prior written approval, such approval not to be unreasonably withheld, conditioned or delayed; and

(j) disclosure pursuant to Section 12.5.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 12.2(a), 12.2(c) or 12.2(d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

Nothing in Sections 12.1 or 12.2 shall limit either Party in any way from disclosing to any Third Party such Party’s U.S. or foreign income tax treatment and the U.S. or foreign income tax structure of the transactions relating to such Party that are based on or derived from this Agreement, as well as all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or tax structure, except to the extent that nondisclosure of such matters is reasonably necessary in order to comply with applicable securities laws.

12.3 Publicity; Terms of Agreement.

(a) The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 12.2 and this Section 12.3. The Parties have agreed to make a joint public announcement of the execution of this Agreement substantially in the form of the press release attached as Exhibit F on or after the Effective Date.

(b) After issuance of such joint press release, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, except that in the case of a press release or governmental filing required by Applicable Law (where reasonably advised by the disclosing Party’s counsel), the disclosing Party shall provide the other Party with such advance notice as it reasonably can and shall not be required to obtain approval therefor. A Party commenting on such a proposed press release shall provide its comments, if any, within five (5) Business Days (or within three (3) Business Days in the event that Ambrx (or its Affiliate) is a public reporting company) after receiving the press release for review and the other Party shall give good faith consideration to same. Ambrx shall have the right to make a press release announcing the achievement of each milestone under this Agreement as it is achieved, and the achievements of Regulatory Approvals as they occur, subject only to the review procedure set forth in the preceding sentence. In relation to BMS’ review of such an announcement, BMS may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but shall not withhold its consent to disclosure of the information that the relevant milestone or Regulatory Approval has been achieved and triggered a payment hereunder. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that have previously been publicly disclosed by such Party, or by the other Party, in accordance with this Section 12.3. For clarity, neither Party shall disclose the financial terms of this Agreement without the prior written approval of the other Party, except as and to the extent otherwise expressly permitted under this Agreement.

(c) The Parties acknowledge that either or both Parties may be obligated to file under Applicable Law a copy of this Agreement with the SEC or other Government Authorities. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of at least the financial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment not less than five (5) Business Days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), and shall reasonably consider the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed, and shall only disclose Confidential Information which it is advised by counsel or the applicable Governmental

Authority is legally required to be disclosed. No such notice shall be required under this Section 12.3(c) if the substance of the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by either Party hereunder or otherwise approved by the other Party.

(d) Each Party shall require each of its Affiliates and private investors to which Confidential Information of the other Party is disclosed as permitted hereunder to comply with the covenants and restrictions set forth in Sections 12.1 through Section 12.3 as if each such Affiliate and each such investor were a Party to this Agreement and shall be fully responsible for any breach of such covenants and restrictions by any such Affiliate or investor.

12.4 Publications. Neither Party shall publicly present or publish results of studies carried out under this Agreement (each such presentation or publication a “Publication”) without the opportunity for prior review by the other Party, except to the extent otherwise required by Applicable Law, in which case Section 12.3 shall apply with respect to disclosures required by the SEC and/or for regulatory filings. The submitting Party shall provide the other Party the opportunity to review any proposed Publication at least thirty (30) days prior to the earlier of its presentation or intended submission for publication. The submitting Party agrees, upon request by the other Party, not to submit or present any Publication until the other Party has had thirty (30) days to comment on any material in such Publication. The submitting Party shall consider the comments of the other Party in good faith, but will retain the sole authority to submit the manuscript for Publication; provided that the submitting Party agrees to delay such Publication as necessary to enable the Parties to file a Patent if such Publication might adversely affect such Patent. The submitting Party shall provide the other Party a copy of the Publication at the time of the submission or presentation. Notwithstanding the foregoing, BMS shall not have the right to publish or present Ambrx’s Confidential Information without Ambrx’s prior written consent, and Ambrx shall not have the right to publish or present BMS’ Confidential Information without BMS’ prior written consent. Each Party agrees to acknowledge the contributions of the other Party, and the employees of the other Party, in all publications as scientifically appropriate. This Section 12.4 shall not limit and shall be subject to Section 12.5.

Nothing contained in this Section 12.4 shall prohibit the inclusion of information in a patent application claiming, and in furtherance of, the manufacture, use, sale or formulation of a Compound, provided that the non-filing Party is given a reasonable opportunity to review, comment upon and/or approve the information to be included prior to submission of such patent application, where and to the extent required by Article 9 hereof. Notwithstanding the foregoing, the Parties recognize that independent investigators have been engaged, and will be engaged in the future, to conduct Clinical Trials of Compounds and Products. The Parties recognize that such investigators operate in an academic environment and may release information regarding such studies in a manner consistent with academic standards; provided that each Party will use reasonable efforts to prevent publication prior to the filing of relevant patent applications and to ensure that no Confidential Information of either Party is disclosed.

12.5 Publication and Listing of Clinical Trials and Compliance with other Policies, Orders and Agreements. The Parties agree to comply, with respect to the Compounds and Products, with (a) the Pharmaceutical Research and Manufacturers of America (PhRMA) Guidelines on the listing of Clinical Trials and the Publication of Clinical Trial results, (b) any applicable court order, stipulations, consent agreements and settlements entered into by a party, and (c) BMS’ Research and Development policy concerning Clinical Trials Registration and Disclosure of Results as amended from time to time and other BMS policies or other policies adopted by it for the majority of its other pharmaceutical products with regard to the same (to the extent the same either are not in direct conflict with the documents referred to in clauses (a) and (c) above and, in the case of Ambrx, to the extent such policies are provided by BMS to Ambrx in writing prior to requiring their implementation under this Agreement).

12.6 Termination of Prior CDA. This Agreement terminates, as of the Effective Date, the Prior CDA. All Information exchanged between the Parties under the Prior CDA shall be deemed Confidential Information of the corresponding Party under this Agreement and shall be subject to the terms of this Article 12.

13. TERM AND TERMINATION

13.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 13, shall continue, on a Product-by-Product and country-by-country basis until such time as neither Party has any obligation to the other under this Agreement in such country with respect to such Product (the “Term”).

13.2 Termination by BMS at Will or for Safety Reasons.

(a) Termination by BMS at Will. BMS may terminate this Agreement as a whole or on a country-by-country and/or Product-by-Product basis, effective upon three (3) months prior written notice to Ambrx in the case where Regulatory Approval has not been obtained for the applicable Product in either the U.S. or the EU or upon six (6) months prior written notice to Ambrx in the case where Regulatory Approval has been obtained in either the U.S. or the EU. Following any such notice of termination under this Section 13.2(a), no milestone payments will be due on milestones achieved during the period between the notice of termination and the effective date of termination. Following any such notice of termination under this Section 13.2(a), for the period ending upon the earlier of the end of the Research Term (in the absence of such termination) or six (6) months following the date of the notice of termination, BMS shall be responsible for the payment for (i) BMS funded Ambrx FTEs under Section 3.4 and (ii) the committed Third Party Costs (which have been agreed to by BMS and are set forth in the Research Plan in accordance with Section 3.4(c)); provided that, in each case, Ambrx shall use Diligent Efforts to avoid, cancel or otherwise limit such Third Party Costs incurred by Ambrx after BMS’ notice of termination.

(b) Termination by BMS for Safety Reasons. BMS may terminate this Agreement on a Product-by-Product and/or country-by-country basis upon written notice to Ambrx based on Safety Reasons. Upon such termination for Safety Reasons, BMS shall be responsible, at its expense, for the wind-down of any Development of the applicable Product (including any Clinical Trials for the applicable Product being conducted by or on behalf of BMS) and any Commercialization activities for the applicable Product. Such termination shall become effective upon the date that BMS notifies Ambrx in writing that such wind-down is complete. Following any such notice of termination under this Section 3.2(b), no milestone payments will be due on milestones achieved during the period between the notice of termination and the effective date of termination. Following any such notice of termination under this Section 3.2(b), for the period ending upon the earlier of the end of the Research Term (in the absence of such termination) or six (6) months following the date of the notice of termination, BMS shall be responsible for the payment for (i) BMS funded Ambrx FTEs under Section 3.4 and (ii) the committed Third Party Costs (which have been agreed to by BMS and are set forth in the Research Plan in accordance with Section 3.4(c)); provided that, in each case, Ambrx shall use Diligent Efforts to avoid, cancel or otherwise limit such Third Party Costs incurred by Ambrx after BMS’ notice of termination. If Ambrx does not agree with BMS’ opinion that BMS’ termination was due to Safety Reasons, such dispute shall be handled in accordance with Section 16.2. If such dispute is resolved pursuant to Section 16.2 in Ambrx’s favor, in such case such termination shall be treated as a termination by BMS under Section 13.2(a).

(c) No Recourse. Any termination right exercised by BMS pursuant to Section 13.2(a) or 13.2(b) shall be without liability or recourse to BMS, other than as set forth therein or herein or pursuant to BMS’ obligation to comply with Section 13.7 or Section 13.10 hereof.

13.3 Termination by Either Party for Breach.

(a) Either Party may terminate this Agreement with respect to any Product (on a Product-by-Product basis) as to the entire Territory or with respect to any country (on a country-by-country basis), in the event the other Party materially breaches this Agreement, and such breach shall have continued for ninety (90) days (or, if such default cannot be cured within such ninety (90) day period, if the alleged breaching Party has not commenced and diligently continued good faith efforts to cure such breach) after written notice shall have been provided to the breaching Party by the non-breaching Party requiring such breach to be remedied and stating an intention to terminate if not so cured (a “Termination Notice”). Except as set forth in Section 13.3(b), any such termination shall become effective at the end of such ninety (90) day period unless the breaching Party has cured any such breach prior to the expiration of the ninety (90) day period (or, if such default cannot be cured within such ninety (90) day period, if the alleged breaching Party has not commenced and diligently continued good faith efforts to cure such breach).

(b) If the alleged breaching Party disputes the existence or materiality of a breach specified in a Termination Notice provided by the other Party in accordance with Section 13.3(a), and such alleged breaching Party provides the other Party notice of such dispute within said ninety (90) day period after receiving such Termination Notice, then the non-breaching Party shall not have the right to terminate this Agreement under Section 13.3(a) with respect to such country or countries unless and until arbitrators, in accordance with Article 16, have determined that the alleged breaching Party has materially breached this Agreement with respect to such country or countries and such Party fails to cure such breach within ninety (90) days following such arbitrators’ decision (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within ten (10) Business Days following such arbitrators’ decision). It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

(c) Section 13.3(a) shall not apply to or encompass a breach (or alleged breach) of BMS’ obligation to use Diligent Efforts as set forth in Section 3.8, 3.13 or 5.1, and for which a remedy, if any, for any such breach shall be governed solely by Section 13.4.

(d) No milestone payments by BMS will be due on milestones achieved, with respect to the applicable Major Market(s) for which termination is sought, during the period between the notice of termination under this Section 13.3 and the effective date of termination; provided, however, if the allegedly breaching Party provides notice of a dispute pursuant to Section 13.3(b) and such dispute is resolved in a manner in which no termination of this Agreement with respect to such Major Market(s) occurs, then upon such resolution BMS will promptly pay to Ambrx the applicable milestone payment for each milestone achieved during the period between the notice of termination under this Section 13.3 and the resolution of such dispute.

13.4 Termination by Ambrx for Failure of BMS to Use Diligent Efforts.

(a) Subject to Sections 13.4(c), 13.6 and 13.7, Ambrx shall have the right to terminate this Agreement:

(i) on a Major Market-by-Major Market basis with respect to all Compounds and Products if BMS is in material breach of its obligation to use Diligent Efforts as set forth in Section 3.12 or 5.1 with respect to such Major Market; provided, however, such license shall not so terminate unless (A) BMS is given six (6) months prior written notice by Ambrx of Ambrx’s intent to terminate, stating the reasons and justification for such termination and recommending steps which Ambrx believes BMS should take to cure such alleged breach, and (B) BMS, or its Affiliates or Sublicensee, has not (1) during the sixty

(60) day period following such notice, provided Ambrx with a plan for the diligent Development and/or Commercialization of Products in the Field in such Major Market as set forth in Sections 3.12 and 5.1 and (2) during the six (6) month period following such notice carried out such plan and cured such alleged breach by diligently pursuing the Development and/or Commercialization of Products in the Field in such Major Market as set forth in Sections 3.12 and 5.1.

(ii) in its entirety if BMS is in material breach of its obligations under Section 3.8; provided, however, this Agreement shall not so terminate unless (A) BMS is given six (6) months prior written notice by Ambrx of Ambrx’s intent to terminate, stating the reasons and justification for such termination and recommending steps which Ambrx believes BMS should take to cure such alleged breach, and (B) BMS, or its Affiliates, has not (1) during the sixty (60) day period following such notice, provided Ambrx with a plan for the cure of such alleged breach and (2) during the six (6) month period following such notice carried out such plan and cured such alleged breach (or, if such default cannot be cured within such six (6) month period, if BMS has not commenced and diligently continued good faith efforts to cure such breach).

(b) If BMS disputes in good faith the existence or materiality of an alleged breach specified in a notice provided by Ambrx pursuant to Section 13.4(a), and if BMS provides notice to Ambrx of such dispute within the sixty (60) days following such notice provided by Ambrx, Ambrx shall not have the right to terminate this Agreement unless and until the existence of such material breach or failure by BMS has been determined in accordance with Article 16 and BMS fails to cure such breach within sixty (60) days following such determination. Except as set forth in Section 13.4(c), it is understood and acknowledged that during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

(c) No milestone payments by BMS will be due on milestones achieved, with respect to the applicable country(ies) for which termination is sought if termination is being sought under Section 13.4(a), during the period between the notice of termination under Section 13.4(a) and the effective date of termination; provided, however, if BMS provides notice of a dispute pursuant to Section 13.4(b) and such dispute is resolved in a manner in which no termination of this Agreement with respect to such country(ies) occurs, then upon such resolution BMS will promptly pay to Ambrx the applicable milestone payment for each milestone achieved during the period between the notice of termination under this Section 13.4 and the resolution of such dispute.

13.5 Termination by Either Party for Insolvency. A Party shall have the right to terminate this Agreement upon written notice if the other Party incurs an Insolvency Event; provided, however, in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the Party that incurs the Insolvency Event consents to the involuntary bankruptcy or if such proceeding is not dismissed or stayed within forty-five (45) days after the filing thereof. “Insolvency Event” means circumstances under which a Party (i) has a receiver or similar officer appointed over all or a material part of its assets or business; (ii) passes a resolution for winding-up of all or a material part of its assets or business (other than a winding-up for the purpose of, or in connection with, any solvent amalgamation or reconstruction) or a court enters an order to that effect; (iii) has entered against it an order for relief recognizing it as a debtor under any insolvency or bankruptcy laws (or any equivalent order in any jurisdiction); or (iv) enters into any composition or arrangement with its creditors with respect to all or a material part of its assets or business (other than relating to a solvent restructuring).

13.6 Limitations on Termination Remedy.

(a) Notwithstanding anything herein to the contrary, in the event that: (A) Ambrx terminates, or has the right to terminate, this Agreement pursuant to Section 13.3 or 13.4(a)(i) with respect to a Product in the U.S., the Major European Countries and Japan, then Ambrx shall have the right to terminate this Agreement with respect to such Product in the entire Territory, (B) Ambrx shall not have the right to terminate this Agreement pursuant to Section 13.3 or 13.4(a)(i) with respect to any Major European Country (or any other country in the EU) unless and until Ambrx has such right to terminate this Agreement pursuant to Section 13.3 or 13.4(a)(i) with respect to such Product with respect to any three or more Major European Countries, and (C) Ambrx has the right to terminate this Agreement pursuant to Section 13.3 or 13.4(a)(i) with respect to such Product with respect to any three (3) or more Major European Countries, then Ambrx shall have the right to terminate this Agreement with respect to such Product in all of the EU.

(b) If the applicable termination event under Section 13.3 or 13.4(a)(i) relates to a country outside the EU (other than Japan) from which the Product sold in such country is permitted under Applicable Law in the U.S. to be imported for sale into the U.S., then Ambrx shall not have the right to terminate the license with respect to such country if BMS is then in compliance with its obligations to use Diligent Efforts under Sections 3.13 and 5.1 for Compounds or Products with respect to the U.S. In addition, if the applicable termination event relates to a country (other than the U.S. or Japan) from which Product sold in such country is permitted under Applicable Law in the EU to be imported for sale into the EU, then Ambrx shall not have the right to terminate the license with respect to such country if BMS is then in compliance with its obligations to use Diligent Efforts under Sections 3.13 and 5.1 for Compounds or Products with respect to the EU.

13.7 Effects of Termination of this Agreement. Upon termination of this Agreement by BMS under Section 13.2(a) or Section 13.2(b) or by Ambrx under Section 13.3, Section 13.4 or Section 13.5 (except as the application of such Sections may be limited as provided in a given subsection of this Section 13.7), the following shall apply with respect to the terminated Compound (s)/Product(s) and terminated country(ies) (in addition to any other rights and obligations under this Agreement with respect to such termination).

(a) Licenses. The licenses granted to BMS in Section 7.1 shall terminate solely with respect to the Product(s) and country (ies) in which the termination becomes effective and BMS shall retain a non-exclusive, worldwide license under Section 7.1 to sell, offer for sale and import Products during the Commercialization Wind-Down Period in accordance with Section 13.7(b) (including the right to sell such Products through BMS Sublicensees if BMS were using such Sublicensees to sell same prior to such termination date). To the extent such obligations existed prior to such termination, BMS shall not have any Diligent Efforts obligations thereafter with respect to the Development and Commercialization of the terminated Compound(s)/Product(s) and terminated country(ies). [***]

(b) Commercialization. BMS, its Affiliates and Sublicensees shall be entitled to continue to sell (but not to actively promote after the effective date of termination) any existing inventory of Products in each terminated country of the Territory for which Regulatory Approval therefor has been obtained (provided that such Products shall have launched in each such terminated country as of the applicable effective date of termination), in accordance with the terms and conditions of this Agreement, for a period not to exceed twelve (12) months from the effective date of such termination (the “Commercialization Wind-Down Period”). Any Products sold or disposed of by BMS, its Affiliates or Sublicensees during the Commercialization Wind-Down Period shall be subject to the same royalties under Section 8.3 as would have applied had this Agreement otherwise remained in force and effect with respect to such terminated Product and terminated country(ies). After the Commercialization Wind-Down Period,

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BMS, its Affiliates and Sublicensees shall not sell such terminated Products in such terminated country(ies) or make any representation regarding BMS’ status as a licensee of such Product in such country(ies). [***]

(c) Regulatory Materials. [***]

(d) Product Marks. [***]

(e) Transition Assistance. [***]

(f) Return of Confidential Information. Within thirty (30) days after the end of the Commercialization Wind-Down Period, BMS shall destroy all tangible items comprising, bearing or containing any Confidential Information of Ambrx that are in BMS’ or its Affiliates’ possession or control, and provide written certification of such destruction, or prepare such tangible items of Confidential Information for shipment to Ambrx, as Ambrx may direct, at Ambrx’s expense; provided that BMS may retain one copy of such Confidential Information for its legal archives, and provided further that BMS shall not be required to destroy electronic files containing Confidential Information that are made in the ordinary course of its business information back-up procedures pursuant to its electronic record retention and destruction practices that apply to its own general electronic files and information.

(g) Remaining Inventories. [***]

(h) Royalty to BMS. Unless this Agreement was terminated by Ambrx pursuant to Section 13.3 or 13.4 or by BMS under Section 13.2(b) (in which case no royalty shall be owed by Ambrx), Ambrx shall pay BMS a royalty equal to [***] of net sales of such Product in the applicable terminated country by Ambrx or Ambrx’s Affiliates, licensees or sublicensees, provided that such termination occurs any time after [***]. For purposes of this Section, “net sales” shall be calculated in the same manner Net Sales are defined for sales made by BMS, substituting “Ambrx, its Affiliates and (sub)licensees” for each reference to a Related Party in such Section, and the provisions of Article 8 of this Agreement shall apply to Ambrx (as royalty payor) and BMS (as royalty recipient) with respect to such royalties in the same manner as such provisions had applied to a Related Party (as royalty payor) and Ambrx (as royalty recipient).

13.8 Effects of Termination of Agreement by BMS under Section 13.3(a) or Section 13.5. Upon termination of this Agreement by BMS under Section 13.3(a) or Section 13.5 the following shall apply:

(a) all rights and licenses granted to BMS under this Agreement shall survive but shall become perpetual; and

(b) BMS shall have no further Diligent Efforts obligations under Sections 3.13 or 5.1.

13.9 Assignment Back to Ambrx of Ex-US Product Specific Patents. Upon termination of this Agreement by Ambrx for any reason with respect to any or all regions with respect to the Licensed Product, BMS shall assign and does hereby assign to Ambrx or Ambrx’s designee its entire right, title and interest in and to each Ex-US Product Specific Patent to which BMS obtained ownership rights pursuant to Section 7.8 for each terminated region, and BMS appoints Ambrx its attorney in fact solely to make such re-assignments and authorizes Ambrx to make such re-assignments. In each case, BMS shall execute and deliver to Ambrx a deed(s) of such assignment, in a mutually agreeable form, within thirty (30)

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days after the effective date of termination. Ambrx shall be responsible for recording all such assignments and BMS and its successors and assigns shall (a) reasonably cooperate with Ambrx’s efforts to do so, including satisfying the assignment and recording requirements of relevant patent offices and (b) reimburse Ambrx for all documented out-of-pocket expenses incurred by Ambrx in connection with this Section 13.9. In addition, BMS hereby grants Ambrx an exclusive license under its interest in the Ex-US Product Specific Patents during the period from the effective date of the applicable termination until the applicable Ex-US Product Specific Patents are actually re-assigned to Ambrx.

13.10 Effects of Expiration of Agreement. Upon the expiration of the Royalty Term (i.e., in the case where there is no earlier termination pursuant to this Article 13), on a Compound-by-Compound, Product-by-Product and country-by-country basis, the licenses granted to BMS under Article 7 with respect to Ambrx Technology shall convert to a non-exclusive, perpetual, fully paid-up, non-royalty-bearing, sublicensable license.

13.11 Other Remedies. Termination or expiration of this Agreement for any reason shall not release either Party from any liability or obligation that already has accrued prior to such expiration or termination, nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination. Subject to and without limiting the terms and conditions of this Agreement (including Section 15.4), expiration or termination of this Agreement shall not preclude any Party from (a) claiming any other damages, compensation or relief that it may be entitled to upon such expiration or termination, (b) any right to receive any amounts accrued under this Agreement prior to the expiration or termination date but which are unpaid or become payable thereafter and (c) any right to obtain performance of any obligation provided for in this Agreement which shall survive expiration or termination.

13.12 Survival. Termination or expiration of this Agreement shall not affect rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration of this Agreement. Notwithstanding anything to the contrary, the following provisions shall survive and apply after expiration or termination of this Agreement: Sections 3.4 (with respect to any obligation incurred or accrued prior to such expiration or termination), 3.9, 7.8(c), 7.9(g), 9.4(a) and (b), 9.6, 12.1, 12.2 and Articles 1 (to the extent necessary to interpret other surviving sections), 13, 15, 16 and 17. In addition, the other applicable provisions of Article 8 shall survive to the extent required to make final payments with respect to Net Sales incurred or accrued prior to the date of termination or expiration. All provisions not surviving in accordance with the foregoing shall terminate upon expiration or termination of this Agreement and be of no further force and effect.

14. REPRESENTATIONS AND WARRANTIES AND COVENANTS

14.1 Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as of the Effective Date as follows:

(a) It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b) It has the full corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. It has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c) It is not a party to any agreement, outstanding order, judgment or decree of any court or Governmental Authority that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement.

(d) In the course of the Development of Products, such Party has not used prior to the Effective Date and shall not use, during the Term, any employee, agent or independent contractor who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

(e) It has not, and will not, after the Effective Date and during the Term, grant any right to any Third Party that would conflict with the rights granted to the other Party hereunder.

14.2 Representations and Warranties by Ambrx. Ambrx hereby represents and warrants as of the Effective Date and, where denoted below, covenants to BMS as follows:

(a) Ambrx has sufficient legal and/or beneficial title, ownership or license under its Patents and Information necessary for the purposes contemplated by this Agreement. The Ambrx Technology existing as of the Effective Date is free and clear from any Liens of the Ambrx Technology, and Ambrx has sufficient legal and/or beneficial title, ownership or license thereunder to grant the licenses to BMS as purported to be granted pursuant to this Agreement. As of the Effective Date, except for the Patents licensed to Ambrx under the Existing License Agreements, Ambrx is the sole owner of all right, title and interest in and to (free and clear from any Liens of any kind) the Ambrx Patents listed on Exhibits B, C and D. All fees required to maintain such issued Patent rights have been paid to date. To Ambrx’s knowledge the Ambrx Patents listed on Exhibits B, C and D constitute all Patents that would be infringed by the manufacture (as currently conducted), use or sale of Compounds and/or Products (but for the license granted by Ambrx to BMS under Section 7.1).

(b) Other than the Existing License Agreements, Ambrx has not entered into any agreements, either oral or written, with any Third Party relating to the Development, Commercialization or manufacture of the Compounds or Products. Ambrx has provided BMS and/or its external legal counsel with true and complete copies of all Existing License Agreements, including all modifications, supplements or other amendments thereto as of the Effective Date.

(c) Ambrx has not received any written notice from any Third Party asserting or alleging that the discovery, research and/or Development of Compounds or Products by Ambrx prior to the Effective Date infringes the intellectual property rights of such Third Party. The Ambrx Technology existing as of the Effective Date was not obtained in violation of any contractual or fiduciary obligation owed by Ambrx or its employees or agents to any Third Party or through the misappropriation of the intellectual property rights (including any trade secrets) from any Third Party.

(d) To Ambrx’s knowledge, except as disclosed by Ambrx in writing to BMS’ in-house patent counsel prior to the Effective Date, the Development, Commercialization and manufacture after the Effective Date of the Compounds and Products can be carried out in the manner contemplated as of the Effective Date without infringing any published patent applications (evaluating such patent applications as though they were issued with the claims as published as of the Effective Date) or issued patents owned or controlled by a Third Party. To Ambrx’s knowledge, and except as disclosed by Ambrx in writing to BMS’ in-house patent counsel prior to the Effective Date, the Development and manufacture of Compounds prior to the Effective Date by or on behalf of Ambrx has been carried out without infringing any published patent applications (evaluating such patent applications as though they were issued with the claims as published as of the Effective Date) or issued patents owned or controlled by a Third Party.

(e) There are no pending, and to Ambrx’s knowledge no threatened, actions, suits or proceedings against Ambrx involving the Ambrx Technology as it relates to Compounds or Products.

(f) To Ambrx’s knowledge, there are no activities by Third Parties that would constitute infringement or misappropriation of the Ambrx Technology as it relates to Compounds or Products (in the case of pending claims, evaluating them as if issued as of the Effective Date).

(g) Ambrx has no knowledge from which it would have reason to conclude that the Ambrx Patents issued as of the Effective Date are invalid. To Ambrx’s knowledge, the claims included in any issued Ambrx Patents are valid and in full force and effect as of the Effective Date.

(h) It has not granted (and Ambrx covenants that during the Term it shall not grant, except in accordance with the express terms and conditions of this Agreement) any license or any option for a license under the Ambrx Technology to any Third Party to make, use or sell any Compound or Product in any country in the Territory. Ambrx covenants that during the Term it shall not grant any license or any option for a license to any Third Party, under any Patent that comes into the Control of Ambrx in connection with this Agreement after the Effective Date (including a Patent for an Ambrx Sole Invention or Joint Invention), to make, use or sell in the Field any non-human versions of Relaxin having one or more non-naturally occurring amino acid(s) incorporated using the Ambrx ReCODE Technology (including any conjugate thereof) in any country in the Territory. Ambrx has not granted any Lien with respect to this Agreement or any of the Ambrx Technology licensed by it to BMS under this Agreement. Ambrx has not granted (and Ambrx covenants that during the Term it shall not grant) to any Third Party any right or license or option to enforce or obtain any patent term extension for any of the Product Specific Patents.

(i) Ambrx has disclosed in writing to BMS’ in-house patent counsel (i) all Ambrx Patents existing as of the Effective Date that would be infringed by the Development, Commercialization or manufacture of Compounds or Products by BMS, but for the licenses granted in this Agreement, and (ii) the jurisdiction(s) by or in which each such Ambrx Patent has been issued or in which an application for such Ambrx Patent has been filed, together with the respective patent or application numbers. All fees required to maintain such issued Ambrx Patent rights have been paid.

(j) No person, other than former or current employees of Ambrx who are obligated in writing to assign his/her inventions to Ambrx, is an inventor of any of the inventions claimed in the Ambrx Patents, excluding the Scripps Patents, filed or issued as of the Effective Date, except for those Third Party inventors of those inventions that fall within the Ambrx Technology Controlled by Ambrx and as to which Ambrx has obtained an assignment as of the Effective Date. All inventors of any inventions included within the Ambrx Technology that are existing as of the Effective Date have assigned or have a contractual obligation to assign or license their entire right, title and interest in and to such inventions and the corresponding Patent rights to Ambrx, or in the case of the Scripps Patents, to Ambrx’s knowledge, to Scripps. No present or former employee or consultant of Ambrx owns or has any proprietary, financial or other interest, direct or indirect, in the Ambrx Technology. To Ambrx’s knowledge, there are no claims that have been asserted in writing challenging the inventorship of the Ambrx Patents.

(k) The discovery and development of Compounds and Products has been conducted prior to the Effective Date by Ambrx, its Affiliates, its licensors, its licensees, and, to the knowledge of Ambrx, its independent contractors, in compliance in all material respects with all Applicable Law, including all public health, environmental, and safety provisions thereof, and all permits, governmental licenses, registrations, approvals, concessions, franchises, authorizations, orders, injunctions and decrees that apply to Ambrx.

(l) Ambrx has disclosed to BMS all material information known by Ambrx with respect to the safety and efficacy of Compounds and/or Products.

(m) All Regulatory Materials, including DMFs, are in the possession and Control of Ambrx and are not in the possession or Control of any Third Party.

(n) Ambrx has maintained and, unless otherwise agreed to by BMS, will maintain and keep in full force and effect all agreements and filings (including Patent filings, in accordance with Article 9) necessary to perform its obligations hereunder. Ambrx and its Affiliates are in compliance in all material respects with each Existing License Agreement, and have performed all material obligations required to be performed by them to date under each Existing License Agreement. Neither Ambrx nor its Affiliates are (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect under the Existing License Agreement and, to the knowledge of Ambrx, no other party to any Existing License Agreement is (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder.

(o) No Third Party has any right under any Existing License Agreement, including a right of consent or a right of first negotiation, that would reasonably be expected to interfere with BMS’ exercise of its rights licensed under Section 7.1 hereof.

14.3 No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 14 OR ELSEWHERE IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, OR THAT ANY OF THE DEVELOPMENT AND/OR COMMERCIALIZATION EFFORTS WITH REGARD TO ANY COMPOUND OR PRODUCT WILL BE SUCCESSFUL, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

15. INDEMNIFICATION AND LIMITATION OF LIABILITY

15.1 Indemnification by Ambrx for Third Party Claims. Ambrx shall defend, indemnify, and hold BMS, its Affiliates, and their respective officers, directors, employees, and agents (the “BMS Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such BMS Indemnitees (collectively, “BMS Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “BMS Claims”) against such BMS Indemnitee that arise out of or result from (or are alleged to arise out of or result from): (a) a breach of any of Ambrx’s representations, warranties, covenants and obligations under this Agreement; (b) the gross negligence or willful misconduct of Ambrx, its Affiliates, or the officers, directors, employees, or agents of Ambrx or its Affiliates; (c) the research or Development of Compounds before the Effective Date; or (d) any breach by Ambrx or its Affiliates of, or any failure by Ambrx or its Affiliates, or their respective contractors or agents, to perform, observe or comply with any of the provisions of, an Existing License Agreement, except to the extent that such failure is attributable to a breach by BMS of its obligations under this Agreement. The foregoing indemnity obligation shall not apply if the BMS Indemnitees materially fail to comply with the indemnification procedures set forth in Section 15.3, or to the extent that any BMS Claim is subject to indemnity pursuant to Section 15.2 and/or is based on or alleges a breach by BMS or its Affiliates of an obligation under an agreement between BMS or its Affiliates and a Third Party.

15.2 Indemnification by BMS for Third Party Claims. BMS shall defend,

indemnify, and hold Ambrx, its Affiliates, and each of their respective officers, directors, employees, and agents, (the “Ambrx Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Ambrx Indemnitees (collectively, “Ambrx Damages”), all to the extent resulting from any claims, suits, proceedings or causes of action brought by such Third Party (collectively, “Ambrx Claims”) against such Ambrx Indemnitee that arise out of or result from (or are alleged to arise out of or result from): (a) the Development, manufacture, storage, handling, use, sale, offer for sale, and importation of Products by BMS or its Affiliates, or Sublicensees; (b) a breach of any of BMS’ representations, warranties, covenants and obligations under this Agreement; or (c) the gross negligence or willful misconduct of BMS or its Affiliates, or the officers, directors, employees, or agents of BMS or its Affiliates. The foregoing indemnity obligation shall not apply if the Ambrx Indemnitees materially fail to comply with the indemnification procedures set forth in Section 15.3, or to the extent that any Ambrx Claim is subject to indemnity pursuant to Section 15.1 and/or is based on or alleges a breach by Ambrx or its Affiliates of an obligation under an agreement between Ambrx or its Affiliates and a Third Party.

15.3 Indemnification Procedures. The Party claiming indemnity under this Article 15 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”), and, provided that the Indemnifying Party is not contesting the indemnity obligation, shall permit the Indemnifying Party to control and assume the defense of any litigation relating to such claim and disposition of any such Claim unless the Indemnifying Party is also a party (or likely to be named a party) to the proceeding in which such claim is made and the Indemnified Party gives notice to the Indemnifying Party that it may have defenses to such claim or proceeding that are in conflict with the interests of the Indemnifying Party, in which case the Indemnifying Party shall not be so entitled to assume the defense of the case. If the Indemnifying Party does assume the defense of any Claim, it (i) shall act diligently and in good faith with respect to all matters relating to the settlement or disposition of any Claim as the settlement or disposition relates to Parties being indemnified under this Article 15, (ii) shall cause such defense to be conducted by counsel reasonably acceptable to the Indemnified Party and (iii) shall not settle or otherwise resolve any Claim without prior notice to the Indemnified Party and the consent of the Indemnified Party if such settlement involves anything other than the payment of money by the Indemnifying Party. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in its defense of any claim for which the Indemnifying Party has assumed the defense in accordance with this Section 15.3, and shall have the right (at its own expense) to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification. So long as the Indemnifying Party is diligently defending the Claim in good faith, the Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 15.

15.4 Limitation of Liability. EXCEPT FOR (A) INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES PAID OR PAYABLE TO A THIRD PARTY BY AN INDEMNIFIED PARTY FOR WHICH THE INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION HEREUNDER, (B) A BREACH OF SECTION 11.1, (C) ANY BREACH OF ANY OF SECTIONS 12.1, 15.1 AND 15.2 OF THIS AGREEMENT BY A PARTY OR ITS AFFILIATES AND/OR (D) DAMAGES THAT ARE DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LIABLE PARTY (INCLUDING GROSS NEGLIGENCE OR WILLFUL BREACH WITH RESPECT TO THE MAKING OF A PARTY’S REPRESENTATIONS AND

WARRANTIES IN ARTICLE 14) - IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

15.5 Insurance. BMS shall maintain a program of self-insurance sufficient to fulfill its obligations under this Agreement and Ambrx shall procure and maintain insurance, including product liability insurance, with respect to its Research Program activities and which are consistent with normal business practices of prudent companies similarly situated to such Party at all times during which any Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 15. Ambrx shall provide BMS with written evidence of such insurance upon request. Ambrx shall provide BMS with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance.

16. DISPUTE RESOLUTION

16.1 Disputes; Resolution by Executive Officers. The Parties recognize that disputes as to certain matters may from time to time arise during the Term that relate to decisions to be made by the Parties herein or to the Parties’ respective rights and/or obligations hereunder. It is the desire of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration or litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 16 if and when a dispute arises under this Agreement, subject to Section 16.5.

Accordingly, any disputes, controversies or differences, other than a matter within the final decision-making authority of BMS, which may arise between the Parties out of or in relation to or in connection with this Agreement shall be promptly presented to the Alliance Managers for resolution. If the Alliance Managers are unable to resolve such dispute within twenty (20) Business Days after a matter has been presented to them, then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the Executive Officers of each Party within twenty (20) Business Days after receipt by the other Party of such written notice. If the matter is not resolved within twenty (20) Business Days following presentation to the Executive Officers, then:

(a) if such dispute, controversy or difference involves an Arbitrable Matter, either Party may invoke the provisions of Section 16.2; or

(b) if such dispute, controversy or difference involves a Litigable Matter, either Party may pursue such remedies as it may deem necessary or appropriate.

16.2 Arbitration. Any Arbitrable Matter that is not resolved pursuant to Section 16.1, shall be settled by binding arbitration to be conducted as set forth below in this Section 16.2.

(a) Either Party, following the end of the twenty (20) Business Day period referenced in Section 16.1, may refer such issue to arbitration by submitting a written notice of such request to the other Party. In any proceeding under this Section 16.2, there shall be three (3) arbitrators. Within fourteen (14) days after delivery of such notice, each Party will nominate one arbitrator in accordance with the then current rules of the American Arbitration Association (the “AAA”). The two arbitrators so nominated will nominate a third arbitrator to serve as chair of the arbitration tribunal, such nomination to be made within twenty (20)

days after the selection of the second arbitrator. The arbitrators shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in licensing and partnering agreements in the pharmaceutical and biotechnology industries, shall have appropriate experience with respect to the matter(s) to be arbitrated, and shall have some experience in mediating or arbitrating issues relating to such agreements. In the case of any dispute involving an alleged failure to use Diligent Efforts, the arbitrators shall in addition be an individual with experience and expertise in the worldwide development and commercialization of pharmaceuticals and the business, legal and scientific considerations related thereto. In the case of a dispute involving a scientific or accounting matter or determination, an Expert having applicable expertise and experience will be selected by the Parties to assist the arbitrators in such scientific or accounting matter or determination (and the arbitrators will select such Expert if the Parties cannot agree on such Expert within twenty (20) days following the selection of the arbitrators). The governing law in Section 17.9 shall govern such proceedings. No individual will be appointed to arbitrate a dispute pursuant to this Agreement unless he or she agrees in writing to be bound by the provisions of this Section 16.2. The place of arbitration will be New York, New York, unless otherwise agreed to by the Parties, and the arbitration shall be conducted in English.

(b) The arbitrators shall set a date for a hearing that shall be held no later than sixty (60) days following the appointment of the last of such three arbitrators. The Parties shall have the right to be represented by counsel. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of the AAA applicable at the time of the notice of arbitration pursuant to Section 16.2(a), including the right of each Party to undertake document requests and up to five (5) depositions.

(c) The arbitrators shall use their best efforts to rule on each disputed issue within thirty (30) days after completion of the hearing described in Section 16.2(b). The determination of the arbitrators as to the resolution of any dispute shall be binding and conclusive upon the Parties, absent manifest error. All rulings of the arbitrators shall be in writing and shall be delivered to the Parties as soon as is reasonably possible. Nothing contained herein shall be construed to permit the arbitrators to award punitive, exemplary or any similar damages. The arbitrators shall render a “reasoned decision” within the meaning of the Commercial Arbitration Rules which shall include findings of fact and conclusions of law. Any arbitration award may be entered in and enforced by a court in accordance with Section 16.3 and Section 16.8.

16.3 Award. Any award to be paid by one Party to the other Party as determined by the arbitrators as set forth above under Section 16.2 shall be promptly paid in Dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting enforcement. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Article 16, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in a court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award. With respect to money damages, nothing contained herein shall be construed to permit the arbitrators or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages. The only damages recoverable under this Agreement are compensatory damages.

16.4 Costs. Each Party shall bear its own legal fees in connection with any arbitration procedure. The arbitrators may in their discretion assess the arbitrators’ cost, fees and expenses (and those any Expert hired by the arbitrators) against the Party losing the arbitration.

16.5 Injunctive Relief. Nothing in this Article 16 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. For the avoidance of doubt, nothing in this Section 16.5 shall otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 13.3 or Section 13.4.

16.6 Confidentiality. The arbitration proceeding shall be confidential and the arbitrators shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by Applicable Law, no Party shall make (or instruct the arbitrators to make) any public announcement with respect to the proceedings or decision of the arbitrators without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and any award, shall be kept in confidence by the Parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

16.7 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

16.8 Patent and Trademark Disputes. Notwithstanding Section 16.2, any dispute, controversy or claim relating to the inventorship, scope, validity, enforceability or infringement of any Patents or Marks Covering the manufacture, use, importation, offer for sale or sale of Products shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

17. MISCELLANEOUS

17.1 Entire Agreement; Amendments. This Agreement, including the Exhibits hereto (which are incorporated into and made a part of this Agreement), sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including the Prior CDA. In the event of any inconsistency between any plan hereunder (including any Development Plan or Commercialization plan) and this Agreement, the terms of this Agreement shall prevail. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.

17.2 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the U.S. or other countries which may be imposed upon or related to Ambrx or BMS from time to time. Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

17.3 Rights in Bankruptcy.

(a) All rights and licenses granted under or pursuant to this Agreement by one Party to the other are, for all purposes of Section 365(n) of Title 11 of the United States Code (“Title 11”), licenses of rights to “intellectual property” as defined in Title 11, and, in the event that a case under Title 11 is commenced by or against either Party (the “Bankrupt Party”), the other Party shall have all of the rights set forth in Section 365(n) of Title 11 to the maximum extent permitted thereby. During the Term, each Party shall create and maintain current copies to the extent practicable of all such intellectual property. Without limiting the Parties’ rights under Section 365(n) of Title 11, if a case under Title 11 is commenced by or against the Bankrupt Party, the other Party shall be entitled to a copy of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of such other Party, shall be promptly delivered to it (i) before this Agreement is rejected by or on behalf of the Bankrupt Party, within thirty (30) days after the other Party’s written request, unless the Bankrupt Party, or its trustee or receiver, elects within thirty (30) days to continue to perform all of its obligations under this Agreement, or (ii) after any rejection of this Agreement by or on behalf of the Bankrupt Party, if not previously delivered as provided under clause (i) above. All rights of the Parties under this Section 17.3 and under Section 365(n) of Title 11 are in addition to and not in substitution of any and all other rights, powers, and remedies that each Party may have under this Agreement, Title 11, and any other Applicable Law. The non-Bankrupt Party shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.

(b) The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, Regulatory Approval and manufacture of Products and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work.

(c) Any intellectual property provided pursuant to the provisions of this Section 17.3 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.

(d) In the event that after the Effective Date Ambrx enters into a license agreement with a Third Party with respect to intellectual property that will be sublicensed to BMS hereunder, Ambrx will use commercially reasonable efforts to enable BMS to receive a direct license from any such Third Party in the event that such license agreement between Ambrx and such Third Party is terminated during the Term solely on account of Ambrx becoming a Bankrupt Party.

(e) Notwithstanding anything to the contrary in Article 9, in the event that Ambrx is the Bankrupt Party, BMS may take appropriate actions in connection with the filing, prosecution, maintenance and enforcement of any Ambrx Patent rights licensed or assigned to BMS under this Agreement without being required to consult with Ambrx before taking any such actions, provided that such actions are consistent with this Agreement.

17.4 Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of such prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues. The Party affected by such force majeure also shall notify the other Party of the anticipated duration of such force majeure, any actions being taken to avoid or minimize its effect after such occurrence, and shall take reasonable efforts to remove the condition constituting such force majeure. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, acts of terrorism, voluntary or involuntary compliance with any regulation, law or order of any government, war, acts of war (whether war be declared or not), labor strike or lock-out, civil commotion, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. The payment of invoices due and owing hereunder shall in no event be delayed by the payer because of a force majeure affecting the payer.

17.5 Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 17.5, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable international expedited delivery service, or (b) five (5) Business Days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.

For Ambrx:	Ambrx, Inc.
10975 North Torrey Pines Road
La Jolla, CA 92037
Attention: Office of General Counsel

With a copy to:	Latham & Watkins, LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
Attention: Faye H. Russell, Esq.

For BMS:	Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ 08543-4000
Attention: Senior Vice President, Strategy, Alliances and Transactions

With a copy to:	Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ 08543-4000
Attention: Vice President and Assistant General Counsel, Business Development and Licensing

Furthermore, a copy of any notices required or given under Section 9.6(a) of this Agreement shall also be addressed to the Vice President and Chief Intellectual Property Counsel of BMS at the address set forth in Section 9.6(a).

17.6 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

17.7 Maintenance of Records. Each Party shall maintain complete and accurate records of all work conducted under this Agreement and all results, data and developments made pursuant to its efforts under this Agreement. Such records shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of this Agreement in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall maintain such records for a period of four (4) years after such records are created; provided that records may be maintained for an appropriate longer period in accordance with each Party’s internal policies on record retention in order to ensure the preservation, prosecution, maintenance or enforcement of intellectual property rights. Each

Party shall keep and maintain all records required by Applicable Law with respect to Products.

17.8 Assignment. Neither Party may assign this Agreement or assign or transfer any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment or transfer without the other Party’s consent (i) to any Affiliate of such Party, provided that such transfer shall not adversely affect the other Party’s rights and obligations under this Agreement and that such assigning/transferring Party remains jointly and severally liable with such Affiliate for the performance of this Agreement and/or the assigned obligations, or (ii) to any Third Party successor-in-interest or purchaser of all or substantially all of the business or assets of such Party to which this Agreement relates (with such business and assets, in the case of Ambrx, to include the Ambrx Technology and personnel with requisite expertise necessary to conduct any Research Program, including the generation of Compounds that are backups or alternatives to lead Compounds, and the conduct of any Production Strain Work), whether in a merger, combination, reorganization, sale of stock, sale of assets or other transaction; provided, however, that in each case (i) and (ii) that the assigning Party provides written notice to the other Party of such assignment and the assignee shall have agreed in writing to be bound (or is otherwise required by operation of Applicable Law to be bound) in the same manner as such assigning Party hereunder. In addition, either Party may assign its right to receive proceeds under this Agreement or grant a security interest in such right to receive proceeds under this Agreement to one or more Third Parties providing financing to such Party pursuant to the terms of a security or other agreement related to such financing (i.e., for purposes of a royalty financing arrangement). Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 17.8 shall be null, void and of no legal effect. For clarity, the provisions of this Section 17.8 shall not apply to or encompass sublicensing of the rights licensed to a Party under this Agreement.

17.9 Governing Law. This Agreement shall be governed by and construed and enforced under the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise make this Agreement subject to the substantive law of another jurisdiction. For clarification, any dispute relating to the inventorship, scope, validity, enforceability or infringement of any patent right shall be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction.

17.10 Performance by Affiliates. Subject to the terms and conditions of this Agreement, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

17.11 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

17.12 Compliance with Applicable Law. Each Party shall comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement. Neither Party (nor any of their Affiliates) shall be required under this Agreement to take any action or to omit to take any action otherwise required to be taken or omitted by it under this Agreement if the taking or omitting of such action, as the case may be, could in its opinion violate any settlement, consent order, corporate integrity agreement, or judgment to which it may be subject from time to time during the Term. Notwithstanding anything to the contrary in this Agreement, neither Party nor any of its Affiliates shall be required to take, or shall be penalized for not taking, any action that such Party reasonably believes is not in compliance with Applicable Law.

17.13 Severability. If any one or more of the provisions of this Agreement are held to be invalid or unenforceable by an arbitrator or any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

17.14 No Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

17.15 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits of this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include”, “includes” or “including” shall be construed as incorporating also the phrase “but not limited to” or “without limitation”; (b) the word “day” or “quarter” shall mean a calendar day or quarter, unless otherwise specified; (c) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) provisions that require that a Party, the Parties or the JRC hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (f) words of any gender include the other gender; (g) words using the singular or plural number also include the plural or singular number, respectively; (h) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (i) the word “will” shall be construed to have the same meaning and effect as the word “shall”. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. This Agreement should be interpreted in its entirety and the fact that certain provisions of this Agreement may be cross-referenced in a Section shall not be deemed or construed to limit the application of other provisions of this Agreement to such Section and vice versa.

17.16 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document, each of which shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement may be executed and delivered through the email of pdf copies of the executed Agreement.

[signature page follows]

In Witness Whereof, the Parties have caused this Agreement to be executed by their duly authorized representatives effective as of the Effective Date.

BRISTOL-MYERS SQUIBB COMPANY		AMBRX, INC.

By:	/s/ Jeremy Levin	By:	/s/ Richard DiMarchi
Name:	Jeremy Levin	Name:	Richard DiMarchi
Title:	Senior Vice President – Strategy, Alliances and Transactions	Title:	Board Member

EXHIBITS

Exhibit A	–	Existing License Agreements
Exhibit B	–	Core Patents as of the Effective Date
Exhibit C	–	Scripps Patents as of the Effective Date
Exhibit D	–	Product Specific Patents as of the Effective Date
Exhibit E	–	Initial Research Plan
Exhibit F	–	Joint Press Release
Exhibit G	–	Illustrative Examples of Milestone Payments Under Section 8.2

Exhibit A

Existing License Agreements

That certain License Agreement by and between The Scripps Research Institute and Ambrx, Inc., dated August 26, 2003, as amended from time to time.

Exhibit B

Core Patents as of the Effective Date

AMBRX No.	Filing Date	Serial No.	Jurisdiction	Title	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMBRX No.	Filing Date	Serial No.	Jurisdiction	Title	Status
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[***]	[***]	[***]	[***]	[***]	[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMBRX No.	Filing Date	Serial No.	Jurisdiction	Title	Status
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMBRX No.	Filing Date	Serial No.	Jurisdiction	Title	Status
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Scripps Patents as of the Effective Date

TSRI No.	Filing Date	Serial No.	Jurisdiction	Title	Status
[***]	[***]	[***]	[***]	[***]	[***]
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

TSRI No.	Filing Date	Serial No.	Jurisdiction	Title	Status
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

Product Specific Patents as of the Effective Date

AMBRX No.	Filing Date	Serial No.	Jurisdiction	Title	Status
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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Initial Research Plan

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit F

Joint Press Release

Bristol-Myers Squibb and Ambrx Announce Collaboration for Novel Biologics Programs in

Diabetes and Heart Failure

(PRINCETON, New Jersey, and LA JOLLA, California, September XX, 2011) - Bristol-Myers Squibb Company (NYSE: BMY) and Ambrx, Inc. today announced a collaboration under which Bristol-Myers Squibb will receive exclusive worldwide rights to research, develop and commercialize biologics based on Ambrx’s research surrounding the Fibroblast Growth Factor 21 (FGF-21) protein, for potential use in treating type 2 diabetes, and the Relaxin hormone, for potential use in treating heart failure. Derivatives of FGF-21 and Relaxin were developed using Ambrx’s unique ReCODE™ platform technology to modify the native proteins with amino acid building blocks beyond the common 20 to engineer enhanced versions for investigation for therapeutic use.

Under the terms of the agreement, Bristol-Myers Squibb will make an upfront payment of $24 million to Ambrx. In addition, Bristol-Myers Squibb will make potential milestone payments and royalty payments on worldwide sales for both programs. Bristol-Myers Squibb and Ambrx will also enter research collaborations for both programs.

FGF-21 is a naturally occurring protein that has been characterized as a potent metabolic regulator, and has been shown to lower blood glucose, elevate good cholesterol and promote weight loss in preclinical studies. The lead compound in this program, ARX618, or PEG-FGF-21, is in the final stages of preclinical development.

Relaxin is a naturally occurring hormone known for its role in pregnancy and childbirth. Preclinical studies suggest Relaxin may aid in the treatment of heart failure by improving cardiac function. This program is in preclinical development.

“Bristol-Myers Squibb has a strong heritage discovering, developing and delivering medicines to treat diabetes and cardiovascular disease,” said Francis Cuss, senior vice president, Research, Bristol-Myers Squibb. “As part of our String of Pearls strategy we seek to build relationships with companies that have innovative programs and capabilities that complement our own internal efforts. We are excited to be working with Ambrx, which has used its unique ReCODE technology to create precisely engineered investigational biologics in both of these therapeutic areas. Our combined expertise will provide the best chance of bringing these innovative medicines to patients.”

Added Simon Allen, chief business officer of Ambrx, “These programs have shown tremendous potential in preclinical studies, and we believe that Bristol-Myers Squibb has the necessary expertise to best lead their continued development. We look forward to using the revenues from this partnership to continue to grow our internal pipeline, which includes our promising antibody drug conjugate programs.”

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information, please visit www.bms.com or follow us on Twitter at http://twitter.com/bmsnews.

About Ambrx

Ambrx Inc. is a clinical stage biopharmaceutical company using its broad biologics platform to create best-in-class therapeutics, including antibody drug conjugates and proteins with improved pharmacologic properties. The company has validated its biologics platform through additional partnerships with Pfizer and Merck & Co Inc. Ambrx is advancing a robust portfolio of product candidates that are optimized for efficacy, safety and ease of use in multiple therapeutic areas. For additional information, visit www.ambrx.com.

Bristol-Myers Squibb Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, regarding the research, development and commercialization of pharmaceutical products. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the compound described in this release will move from early stage development into full product development, that clinical trials of this compound will support a regulatory filing, or that the compound will receive regulatory approval or become a commercially successful product. Forward-looking statements in the press release should be evaluated together with the many uncertainties that affect Bristol-Myers Squibb’s business, particularly those identified in the cautionary factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2010, its Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Bristol-Myers Squibb undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Bristol-Myers Squibb

Media: Jennifer Fron Mauer, 609-252-6579, jennifer.mauer@bms.com

or

Investors: John Elicker, 609-252-4611, john.elicker@bms.com

Ambrx

Media: Ian Stone, 619-308-6541, ian.stone@russopartnersllc.com

Or

David Schull, 212-845-4271, david.schull@russopartnersllc.com

Exhibit G

Illustrative Examples of Milestone Payments Under Section 8.2

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Example 2

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Example 3

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***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.